EXHIBIT 10.2

EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (the “Agreement”) made as of the 27th day of January, 2012, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of January 1, 2012 (the “Pooling Agreement”), and First Republic Bank, a California-chartered bank (the “Bank”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) now serviced by the Bank (together with its successors and assigns, the “Servicer”) for Assignor and its successors and assigns pursuant to the Flow Mortgage Loan Sale and Servicing Agreement dated as of July 1, 2010, between Assignor and the Bank (the “Sale and Servicing Agreement”) and the servicing thereof shall be subject to the terms of the Sale and Servicing Agreement as modified or supplemented by this Agreement.  Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Sale and Servicing Agreement.  Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling Agreement.

Assignment and Assumption

1.           Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Sale and Servicing Agreement) to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

2.           Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Sale and Servicing Agreement) to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Sale and Servicing Agreement, and Assignee hereby accepts such assignment from Depositor and assumes such obligations.

3.           Assignee agrees to be bound, as “Purchaser” (as such term is defined in the Sale and Servicing Agreement), by all of the terms, covenants and conditions of the Sale and Servicing Agreement relating to the Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and the Bank all of Assignor's obligations as Purchaser thereunder in respect of the Mortgage Loans, and Assignor is released from such obligations.

4.           The Bank hereby acknowledges the foregoing assignments and assumptions and agrees that Assignee shall be the “Purchaser” under the Sale and Servicing Agreement with respect to the Mortgage Loans.

Representations and Warranties

5.            Assignor warrants and represents to, and covenants with, Depositor, Assignee and the Bank as of the date hereof that:

(a)            Attached hereto as Attachment 2 is a true and accurate copy of the Sale and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)            Assignor is the lawful owner of its interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of such interests, rights and obligations to Assignee as contemplated herein, Assignee shall have good title to all of Assignee's interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)            There are no offsets, counterclaims or other defenses available to the Bank with respect to the Sale and Servicing Agreement;

(d)            Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Sale and Servicing Agreement;

(e)            Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject.  The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor.  This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

6.           Depositor warrants and represents to, and covenants with, Assignor, Assignee and the Bank that as of the date hereof:

(a)            Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)            Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject.  The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

7.           Assignee warrants and represents to, and covenants with, Assignor, Depositor and the Bank that as of the date hereof:

(a)            Assignee is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)            Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling Agreement.  The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

8.            The Bank warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)            Attached hereto as Attachment 2 is a true and accurate copy of the Sale and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)            The Bank is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans pursuant to the Sale and Servicing Agreement and otherwise to perform its obligations under the Sale and Servicing Agreement;

(c)            The Bank has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Bank’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Bank’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Bank is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Bank or its property is subject.  The execution, delivery and performance by the Bank of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Bank.  This Agreement has been duly executed and delivered by the Bank and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of the Bank enforceable against the Bank in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Bank in connection with the execution, delivery or performance by the Bank of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Bank Representations and Warranties

9.           The Bank hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Sale and Servicing Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Sale and Servicing Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Sale and Servicing Agreement, subject to the rights of the Controlling Holder pursuant to Section 13.

Repurchase by Assignor Upon Certain Breaches of Representations and Warranties

10.            (a)           Assignor hereby covenants and agrees that, if a breach of any representation and warranty set forth in Subsection 7.01 of the Sale and Servicing Agreement exists on the date hereof that materially and adversely affects the value of any Mortgage Loan or the interest of Assignee in any Mortgage Loan and such breach did not exist as of the Closing Date (as defined in the Sale and Servicing Agreement) of that Mortgage Loan, Assignor shall have a period of 60 days from the earlier of either discovery by or receipt of written notice from Assignee to Assignor of such breach within which to correct or cure such breach.  A breach of representations and warranties in Subsections 7.01(h), (bb), and (vv) of the Sale and Servicing Agreement shall be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Assignee therein.  Assignor hereby covenants and agrees that if any breach cannot be corrected or cured within such 60 day period, then Assignor shall repurchase the related Mortgage Loan at the Repurchase Price not later than 90 days after its discovery or receipt of notice of such breach by wire transfer of immediately available funds to such account as Assignee shall specify to Assignor.

(b)           Assignor and Assignee agree that the resolution of any controversy or claim arising out of or relating to an obligation or alleged obligation of Assignor to repurchase a Mortgage Loan or Mortgage Loans pursuant to Section 10(a) above shall be by Arbitration administered by the American Arbitration Association.  If any such controversy or claim has not been resolved to the satisfaction of both Assignor and Assignee, either party may commence Arbitration to resolve the dispute; provided that a party may commence Arbitration with respect to one or more unresolved allegations only during the months of January, April, July and October, and all matters with respect to which Arbitration has been commenced in any such month shall be heard in a single Arbitration in the immediately following month or as soon as practicable thereafter; and provided further that if any Arbitration arising out of or relating to an obligation or alleged obligation of the Bank to repurchase a Mortgage Loan relating to the same representation and warranty has commenced and is continuing, then such Arbitration shall be joined with the Arbitration commenced hereunder.

(c)           To commence Arbitration, the moving party shall deliver written notice to the other party that it has elected to pursue Arbitration in accordance with this Section 10, provided that if Assignor has not responded to Assignee's notification of a breach of a representation and warranty, Assignee shall not commence Arbitration with respect to that breach before 60 days following such notification in order to provide Assignor with an opportunity to respond to such notification.  Within ten Business Days after a party has provided notice that it has elected to pursue Arbitration, each party may submit the names of one or more proposed Arbitrators to the other party in writing.  If the parties have not agreed on the selection of an Arbitrator within five Business Days after the first such submission, then the party commencing Arbitration shall, within the next five Business Days, notify the American Arbitration Association in San Francisco, California and request that it appoint a single Arbitrator with experience in arbitrating disputes arising in the financial services industry.

(d)           It is the intention of the parties that Arbitration shall be conducted in as efficient and cost-effective a manner as is reasonably practicable, without the burden of discovery.  Accordingly, the Arbitrator will resolve the dispute on the basis of a review of the written correspondence between the parties (including any supporting materials attached to such correspondence) conveyed by the parties to each other in connection with the dispute prior to the delivery of notice to commence Arbitration; however, upon a showing of good cause, a party may request the Arbitrator to direct the production of such additional information, evidence and/or documentation from the parties that the Arbitrator deems appropriate.  If requested by the Arbitrator or any party, any hearing with respect to an Arbitration shall be conducted by video conference or teleconference except upon the agreement of both parties or the request of the Arbitrator.

(e)           The finding of the Arbitrator shall be final and binding upon the parties. Judgment upon any arbitration award rendered may be entered and enforced in any court of competent jurisdiction. The costs of the  Arbitrator shall be shared equally between both parties.   Each party, however, shall bear its own attorneys fees and costs in connection with the Arbitration.

Recognition of Assignee

11.           From and after the date hereof, subject to Sections 13 and 14 below, the Bank shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans and perform its obligations hereunder for the benefit of the Assignee in accordance with the Sale and Servicing Agreement, as modified hereby or as may be amended from time to time, as if Assignee and the Bank had entered into a separate servicing agreement for the purchase and servicing of the Mortgage Loans in the form of the Sale and Servicing Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.  It is the intention of Assignor, Depositor, the Bank and Assignee that this Agreement, which includes the Sale and Servicing Agreement, shall constitute a separate and distinct purchase and servicing agreement, and the entire agreement, between the Bank and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

12.           The Mortgage Loans shall be serviced by the Bank for Assignee in accordance with all applicable state, federal and local laws as well as in conformity with the provisions of the applicable Mortgages and Mortgage Notes, and pursuant to the terms and conditions of this Agreement.

Continuing Rights and Responsibilities

13.           (a)            Controlling Holder Rights.  The Bank agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling Agreement, and for so long as it is the Controlling Holder, will assume all of Assignee's rights and all related responsibilities as Purchaser under each of the following sections of the Sale and Servicing Agreement:

Sale and Servicing Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

11.20	Seller and Servicer Shall Provide Access and Information as Reasonably Required

(b)            Notwithstanding Sections 1 and 2 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Purchaser under the sections of the Sale and Servicing Agreement listed below:

Sale and Servicing Agreement:

Subsection	Matter
7.05	Purchase Price Protection
Addendum I	Regulation AB Compliance Addendum

(c)            In addition, the Bank agrees to furnish to Assignor and to Wells Fargo Bank, N.A., as master servicer or securities administrator under the Pooling Agreement (the “Master Servicer”), copies of reports, notices, statements and other communications required to be delivered to the Purchaser by the Bank pursuant to any of the sections of the Sale and Servicing Agreement referred to above and under the following sections, at the times therein specified:

Sale and Servicing Agreement:

Subsection

11.09	Transfer of Accounts

11.16	Statements to the Purchaser

Subsection 2.04 of Addendum I	Servicer Compliance Statement

Subsection 2.05 of Addendum I	Report on Assessment of Compliance and Attestation

                     (d)            If there is no Controlling Holder under the Pooling Agreement, then all rights and responsibilities assumed by the Controlling Holder pursuant to Section 13(a) shall terminate and revert to Assignee.  Assignor will provide thirty (30) days notice to the Bank of any such termination of which Assignor has knowledge.  Upon the first exercise of an enforcement of any rights pursuant to Section 13(a), Assignee shall notify (or cause the Master Servicer to notify) the Bank that there is no longer a Controlling Holder.

Amendments to Sale and Servicing Agreement

14.           The parties agree that the Sale and Servicing Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)           Definitions.

(i)           The definitions of “Arbitration,” “Business Day,” “Opinion of Counsel” and “Repurchase Price” set forth in Section 1 of the Sale and Servicing Agreement shall be deleted and replaced in their entirety as follows, and the following definitions of  “Affiliate,” “Clean-up Call,” “Controlling Holder,” “Eligible Account,” “Eligible Investment,” “Principal Forbearance Amount,” “Securities Administrator” and “Servicing Modification” shall be added to Section 1 of the Sale and Servicing Agreement:

Affiliate: With respect to any specified Person, another Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Arbitration:  Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in San Francisco, California or other place mutually acceptable to the parties to the arbitration.

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Clean-up Call: The optional purchase of the mortgage loans subject to the Pooling Agreement and all property acquired in respect of any such mortgage loan remaining in the trust fund created pursuant to the Pooling Agreement on any date on which the aggregate stated principal balance is less than 10% of the aggregate stated principal balance as of January 1, 2012, in accordance with the Pooling Agreement.

Controlling Holder:  At any time, the holder of the majority of the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling Agreement or, if the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling Agreement is zero, the holder of the majority of the class principal amount of the second most subordinate class of certificates issued pursuant to the Pooling Agreement.  If the class principal amount of the second most subordinate class of certificates issued pursuant to the Pooling Agreement is zero, then no entity will have any rights as a Controlling Holder.

Eligible Account:  Any account or accounts maintained with a federal or state chartered depository institution or trust company the short-term and long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) are rated in the highest rating category of the Rating Agency with respect to short-term unsecured debt obligations and in one of the two highest rating categories of Fitch, Inc. (the “Rating Agency”) with respect to long-term unsecured debt obligations at the time any amounts are held on deposit therein. Eligible Accounts may bear interest.  If the rating of the short-term or long-term unsecured debt obligations of the depository institution or trust company that maintains the account or accounts is no longer in the highest rating category of the Rating Agency with respect to short-term unsecured debt obligations or in one of the two highest rating categories of the Rating Agency with respect to long-term unsecured debt obligations, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade.

Eligible Investments:  At any time, any one or more of the following obligations and securities:

(i)           direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)           (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)           repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i)  above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)           securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)           commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by the Rating Agency at the time of such investment; and

(vi)           any money market funds rated in one of the two highest rating categories by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations;

provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

Opinion of Counsel:  A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed, and which must be Independent outside counsel with respect to any such opinion of counsel concerning the taxation or the federal income tax status of each REMIC.

Principal Forbearance Amount: With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount, if any, of principal of the Mortgage Loan that has been deferred and that does not accrue interest.

Repurchase Price:   With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Loan Remittance Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in connection with such Mortgage Loan; which Repurchase Price proceeds shall be deposited in the Custodial Account for withdrawal by the Servicer in accordance with Subsection 11.05; provided, however, that if at the time of repurchase the Servicer is not the Seller or an Affiliate of the Seller, the amount described in clause (ii) shall be computed as the sum of (a) the Mortgage Loan Remittance Rate and (b) the Servicing Fee Rate.

Securities Administrator:  Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling Agreement, or any successor in interest, or if any successor Securities Administrator shall be appointed as provided in the Pooling Agreement, then such successor Securities Administrator.

Servicing Modification: Any reduction of the Mortgage Interest Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer, default is reasonably foreseeable in accordance with the Sale and Servicing Agreement.

(b)           Servicing Standard.  In servicing the Mortgage Loans in accordance with this Agreement and Customary Servicing Procedures, the Servicer shall service the Mortgage Loans with a view to the best interests of all holders of the Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates as a single class.

(c)            Segregated Custodial Account.  The Servicer shall establish a Custodial Account pursuant to Subsection 11.04 of the Sale and Servicing Agreement which shall be titled “First Republic Bank, in trust for U.S. Bank National Association, as trustee of the Sequoia Mortgage Trust 2012-1” (the “2012-1 Custodial Account”), which shall be the Custodial Account under this Agreement for all purposes.  If the 2012-1 Custodial Account is no longer an Eligible Account, the Servicer shall transfer the 2012-1 Custodial Account to an account that is an Eligible Account.  The 2012-1 Custodial Account shall qualify as an Eligible Account.  Such account may be the same as the account established pursuant to the Flow Mortgage Loan Sale and Servicing Agreement dated as of April 8, 2011, between the Bank and DLJ Mortgage Capital, Inc., as modified by the Assignment, Assumption and Recognition Agreement dated the date hereof between DLJ Mortgage Capital, Inc., the Assignor and the Bank and as further modified by the Assignment, Assignment, Assumption and Recognition Agreement dated the date hereof among the Assignor, the Depositor, the Trustee and the Bank.

(d)            Transfer of Eligible Investments.  The following sentences shall be added at the end of the last paragraph of Subsection 11.04:

Notwithstanding anything to the contrary in this Agreement, for all Eligible Investments rated at least "F1/A+"(short/long) that have terms greater than 60 days, in the event of a downgrade of such Eligible Investment below "F1" (or "A+" if no short term rating) Servicer agrees to remove such Eligible Investment within 60 days of such downgrade.  Servicer acknowledges and agrees that Servicer shall bear any losses incurred with respect to removal of such Eligible Investment following such a downgrade and that any losses shall be immediately deposited by the Servicer in the 2012-1 Custodial Account, as appropriate, out of the Servicer’s own funds, with no right to reimbursement therefor.

(e)            Form of Monthly Report.

The Servicer shall provide monthly accounting reports to the Purchaser and Master Servicer, pursuant to Subsection 11.16 of the Sale and Servicing Agreement, with the information required by the monthly reporting format of the Master Servicer as previously provided to the Servicer by Assignor.

(f)            Shorter Cure Period for Failure to Provide Distribution Data.   An additional “Event of Default” shall be listed in Subsection 13.01, to be inserted after clause (h), to read in its entirety as follows:

or (i) Servicer shall fail to provide to Purchaser the data required to be provided pursuant to the first paragraph of Subsection 11.16 and such failure shall continue for three Business Days after notice of such failure has been given to Servicer by Purchaser;

(g)            Clean-up Call.  A new Section 33 shall be added to the Sale and Servicing Agreement, to read in its entirety as follows:

SECTION 33.  Clean-up Call.  In the event a Clean-up Call is exercised, the purchaser of the remaining Mortgage Loans (a) shall have all right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to such Mortgage Loans and (b) shall be bound as “Purchaser” under the Sale and Servicing Agreement from and after the date it exercises the Clean-up Call.  The remaining Mortgage Loans shall be serviced by the Bank for such purchaser in accordance with the terms and conditions of the Sale and Servicing Agreement.

(h)            REMIC Provisions.

(i)           The following definition of “REMIC Provisions” is hereby added to Section 1 of the Sale and Servicing Agreement:

REMIC Provisions:     Sections 860A through 860G of the Internal Revenue Code; such other provisions of the Code as relate to an entity created thereunder;  the regulations promulgated pursuant such sections and provisions of the Code; and published guidance issued by the Internal Revenue Service relating to such Code sections and regulations.

(ii)           The following paragraph shall be added to the end of Subsection 11.13, to read in its entirety as follows:

If a Mortgage Loan is held by a REMIC, the Servicer shall not acquire any real property (or personal property incident to such real property) in respect of such Mortgage Loan except in connection with a default or imminent default of such Mortgage Loan. In the event that a REMIC acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Servicer as soon as practicable in a manner that, consistent with prudent mortgage loan servicing practices, maximizes the net present value of the recovery to the trust formed pursuant to the Pooling Agreement (the "Trust"), but in any event within three years after its acquisition by such REMIC unless the Servicer provides to the Purchaser and the Securities Administrator an Opinion of Counsel to the effect that the holding by such REMIC of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on “prohibited transactions” on such REMIC as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by such REMIC is located or cause such REMIC to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by such REMIC is located at any time that any mortgage pass-through certificates representing interests in such REMIC are outstanding. The Servicer shall conserve, protect and operate each such property for such REMIC solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the assets of the Trust, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Trust for the period prior to the sale of such property. Additionally, the Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Purchaser and the Securities Administrator an Officers’ Certificate on or before March 31 of each year stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

(iii)           The following additional provisions shall be added after Subsection 11.23, to read in its entirety as follows:

Subsection 11.24 Compliance with REMIC Provisions.  If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contribution” to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

(i)            Avoidance of Consolidation.  The following Subsection 7.06 shall be added at the end of Section 7, to read in its entirety as follows:

Subsection 7.06  Avoidance of Consolidation.

(a)   The Servicer covenants and agrees that it shall not hold or purchase any certificate (a “Certificate”) issued by the trust created by the Pooling Agreement (the “Trust”) if its holding or purchase of such Certificate (or interest therein) would cause the Servicer to be required to consolidate any assets of the Trust on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”).  The Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Servicer to be required to Consolidate any assets of the Trust on its financial statements.

If the Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate.  If the Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Subsection 7.06 and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose.  The Servicer shall promptly endorse and deliver such Certificate (or otherwise transfer a book-entry Certificate) in accordance with the instructions of the Securities Administrator.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its Affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Servicer.  The terms and conditions of any sale under this Subsection 7.06 shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion.  The Servicer shall indemnify and hold harmless the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase resulting in a Consolidation.

(b)        The Servicer covenants and agrees that it shall not transfer its servicing rights and duties under this Agreement and the Purchase and Servicing Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “IDI”) (an IDI in such capacity, an “IDI Servicer Transferee”) unless the Purchaser and the Servicer shall have received a representation from the IDI Servicer Transferee that the acquisition of such servicing rights and duties will not cause the IDI Servicer Transferee to be required to Consolidate any assets of the Trust on its financial statements.  Any IDI Servicer Transferee shall be deemed to have represented by virtue of its acquisition of such servicing rights and duties that such acquisition will not cause Consolidation.  Any IDI Servicer Transferee who acquires such servicing rights and duties without providing the representation described above or whose acquisition of such servicing rights and duties has required it to Consolidate any assets of the Trust on its financial statements shall indemnify and hold harmless the Servicer, the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

(ii) An additional “Event of Default” shall be listed in Subsection 13.01, to be inserted after clause (i) added in Section 14(f) of this Agreement above, to read in its entirety as follows:

or (j)(A) the purchase or holding by the Servicer of any Certificate such that the Servicer  is required to Consolidate any assets of the Trust on its financial statements, provided that such purchase or holding of a Certificate shall not constitute an Event of Default if, within 45 days of (1) the date of such purchase or acquisition or (2) if such requirement to Consolidate is not effective on the date of such purchase or acquisition, the date the Servicer becomes aware of such requirement to Consolidate, the Servicer causes such requirement to Consolidate not to apply; or (B) the failure of the Servicer to obtain from an IDI Servicer Transferee the representation described in Section 7.06(b) prior to the transfer to such IDI Servicer Transferee of any servicing rights or duties.

(j)           Foreclosure Proceedings.  The first sentence of Subsection 11.13 is hereby deleted and replaced in its entirety with the following:

Subject to Subsection 11.02, in the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust, where permitted by applicable law or regulation, and where not so permitted, in the name of the trustee of the Trust or its nominee.

(k)           Modification Payment Plans and Foreclosure Approvals.

(i)           The first sentence of the fifth paragraph of Subsection 11.01 is hereby deleted and replaced in its entirety with the following:

Consistent with the terms of this Agreement, and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than twelve (12) months or permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Lifetime Rate Cap (if applicable), the Initial Rate Cap (if applicable), the Periodic Rate Cap (if applicable) or the Gross Margin (if applicable), agree to the capitalization of arrearages, including interest, fees or expenses owed under the Mortgage Loan, make any future advances or extend the final maturity date with respect to such Mortgage Loan, or accept substitute or additional collateral or release any collateral for such Mortgage Loan, unless (1) the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, (2) the modification is in accordance with the customary procedures of the Servicer, which may change from time to time, or industry-accepted programs, and (3) the Purchaser has approved such action.

(ii)           The third sentence of the last paragraph of Subsection 11.01 is hereby deleted and replaced in its entirety with the following:

In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser provides written approval for the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient fully to reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Subsection 11.05 hereof.

(l)           Assumption Agreements.  The first sentence of Subsection 11.18 is hereby deleted and replaced in its entirety with the following:

The Servicer will use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note; provided that, subject to the Purchaser’s prior approval for the release of liability from the original borrower, the Servicer shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note.

(m)           Indemnification Expenses.  The first sentence of Subsection 12.01(b) is hereby deleted and replaced in its entirety with the following:

The Servicer shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees.

(n)           The rights under the Sale and Servicing Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Sale and Servicing Agreement as amended by this Agreement.

Miscellaneous

15.           All demands, notices and communications related to the Mortgage Loans, the Sale and Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)	In the case of the Bank,

First Republic Bank
111 Pine Street
San Francisco, CA  94111
Attention:  Tony Sachs

with a copy to the General Counsel at the same address

(b)	In the case of Assignee,

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, Minnesota, 55107
Attention: Structured Finance – Sequoia Mortgage Loan Trust 2012-1

(c)	In the case of Depositor,

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(d)	In the case of Assignor,

Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(e)	In the case of Master Servicer,

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Telephone number:  (410) 884-2000
Facsimile number: (410) 715-2380
Electronic mail address:  g=cts-spg-team-a-5@wellsfargo.com
Attention:  Client Manager -- Sequoia Mortgage Trust 2012-1

(f)	In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

16.           This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

17.           No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

18.           This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.  Any entity into which Assignor, Depositor, Assignee or the Bank may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or the Bank, respectively, hereunder.

19.           This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the Sale and Servicing Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Sale and Servicing Agreement.

20.           This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

21.           The Controlling Holder under the Pooling Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto.  The Bank hereby consents to such exercise and enforcement.

22.           It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by U.S. Bank National Association (“U.S. Bank”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by U.S. Bank but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of U.S. Bank, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall U.S. Bank in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Purchaser under the Servicing Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

23.           Master Servicer.  The Bank hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee.  The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of the Bank and the Servicer hereunder and under the Sale and Servicing Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Sale and Servicing Agreement, other than the rights assumed by the Controlling Holder assumed under Section 13(a) above.

The Bank shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.
San Francisco, California
ABA# 121-000-248
Account #3970771416
Account Name: SAS Clearing
FFC: Account #8386630, Sequoia Mortgage Trust 2012-1 Distribution Account

24.           The Bank acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement.  Requests for Mortgage Loan Documents required by the Bank to perform its duties under the Sale and Servicing Agreement shall be directed to Wells Fargo Bank, N.A., as custodian, using the form of Request for Release in the form of Exhibit F hereto.  The Bank shall provide the Custodian with the specimen signatures of the Bank's authorized servicing representatives using the form in Exhibit D-3 hereto.  Notwithstanding Section 10 of the Sale and Servicing Agreement, the Bank shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Sale and Servicing Agreement.

25.           Helping Families Act Notice.   Assignor hereby requests that the Bank furnish each Mortgagor with the notice described in Subsection 6.04 of the Sale and Servicing Agreement, in the form attached as Exhibit 8 thereto and using U.S. Bank National Association, as trustee of the Sequoia Mortgage Trust 2012-1 as the investor name, in accordance with the terms of Subsection 6.04 therein, and the Bank hereby covenants that it shall furnish each Mortgagor with such notice as provided therein.

26.           Rule 17g-5 Compliance.  The Bank hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination or servicing thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2012-1” and an identification of the type of information being provided in the body of such electronic mail.  The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify the Bank in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider.  The Bank shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider.  None of the foregoing restrictions in this Section 26 prohibit or restrict oral or written communications, or providing information, between the Bank, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Bank, (ii) such Rating Agency’s or NRSRO’s approval of the Bank as a residential mortgage master, special or primary servicer, or (iii) such Rating Agency’s or NRSRO’s evaluation of the Bank’s servicing operations in general; provided, however, that the Bank shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION
CORPORATION
Assignor

By: /s/ John Isbrandtsen
Name: John Isbrandtsen
Title: Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By: /s/ John Isbrandtsen
Name: John Isbrandtsen
Title: Authorized Officer

U.S. BANK NATIONAL ASSOCIATION, not in its
individual capacity but solely as Trustee,
Assignee

By: /s/ Tamara Schultz-Fugh
Name: Tamara Schultz-Fugh
Title: Vice President

FIRST REPUBLIC BANK
Bank

By: /s/ Tony Sachs
Name: Tony Sachs
Title: Vice President

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By: /s/ Graham M. Oglesby
Name: Graham M. Oglesby
Title: Vice President

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

KEY	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Servicer Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose
1	1002338	0.002500			1002338	2	3000002004	12-472777-2	1	1	0	9
2	1002338	0.002500			1002338	2	909000135	12-466127-8	1	1	0	7
3	1002338	0.002500			1002338	1	868000009	12-465277-2	1	1	0	9
4	1002338	0.002500			1002338	2	3000001124	12-470428-4	1	1	0	7
5	1002338	0.002500			1002338	1	3000000531	22-468338-9	2	1	0	7
6	1002338	0.002500			1002338	1	869000011	12-468707-5	1	1	0	9
7	1002338	0.002500			1002338	2	3000001305	12-474625-1	1	1	0	9
8	1002338	0.002500			1002338	1	868000013	12-469810-6	1	1	0	7
9	1002338	0.002500			1002338	1	868000007	12-466311-8	1	1	0	9
10	1002338	0.002500			1002338	1	868000017	12-465189-9	1	1	0	3
11	1002338	0.002500			1002338	1	3000000613	22-469668-8	2	1	0	7
12	1002338	0.002500			1002338	2	3000001072	12-472298-9	1	1	0	9
13	1002338	0.002500			1002338	1	868000032	12-465834-0	1	1	0	7
14	1002338	0.002500			1002338	1	868000011	12-466422-3	1	1	0	9
15	1002338	0.002500			1002338	1	3000000640	22-469969-0	2	1	0	9
16	1002338	0.002500			1002338	2	3000001082	12-473145-1	1	1	0	7
17	1002338	0.002500			1002338	1	868000026	12-468482-5	1	1	0	7
18	1002338	0.002500			1002338	1	868000034	12-464298-9	1	1	0	9
19	1002338	0.002500			1002338	2	3000001348	12-471695-7	1	1	0	9
20	1002338	0.002500			1002338	1	3000000668	22-470155-3	2	1	0	9
21	1002338	0.002500			1002338	1	868000020	12-465680-7	1	1	0	9
22	1002338	0.002500			1002338	1	3000000463	22-467514-6	2	1	0	9
23	1002338	0.002500			1002338	1	3000000385	22-464063-7	2	1	0	9
24	1002338	0.002500			1002338	1	868000031	12-470021-7	1	1	0	6
25	1002338	0.002500			1002338	1	868000019	12-465950-4	1	1	0	9
26	1002338	0.002500			1002338	1	3000000508	22-469026-9	2	1	0	7
27	1002338	0.002500			1002338	2	3000001233	12-473930-6	1	1	0	9
28	1002338	0.002500			1002338	2	909000126	12-465477-8	1	1	0	7
29	1002338	0.002500			1002338	1	868000024	12-467125-1	1	1	0	9
30	1002338	0.002500			1002338	1	868000006	12-466115-3	1	1	0	9
31	1002338	0.002500			1002338	2	3000001053	12-473133-7	1	1	0	7
32	1002338	0.002500			1002338	1	868000002	12-466794-5	1	1	0	9
33	1002338	0.002500			1002338	2	909000134	12-460880-8	1	1	0	9
34	1002338	0.002500			1002338	2	3000001349	12-471420-0	1	1	0	7
35	1002338	0.002500			1002338	2	3000001595	12-472155-1	1	1	0	7
36	1002338	0.002500			1002338	1	3000000779	22-470436-7	2	1	0	7
37	1002338	0.002500			1002338	2	3000000913	12-469559-9	1	1	0	7
38	1002338	0.002500			1002338	2	3000001357	12-474927-1	1	1	0	9
39	1002338	0.002500			1002338	2	3000001334	12-470920-0	1	1	0	3
40	1002338	0.002500			1002338	1	868000029	12-466802-6	1	1	0	7
41	1002338	0.002500			1002338	1	868000035	12-465953-8	1	1	0	9
42	1002338	0.002500			1002338	2	3000001464	12-475255-6	1	1	0	6
43	1002338	0.002500			1002338	2	3000001342	12-473983-5	1	1	0	9
44	1002338	0.002500			1002338	2	3000001060	12-473070-1	1	1	0	9
45	1002338	0.002500			1002338	2	3000001030	12-473036-2	1	1	0	9
46	1002338	0.002500			1002338	2	3000001141	12-471696-5	1	1	0	7
47	1002338	0.002500			1002338	1	3000000845	22-470038-1	2	1	0	9
48	1002338	0.002500			1002338	2	3000001176	12-473276-4	1	1	0	7
49	1002338	0.002500			1002338	2	3000001455	12-475220-0	1	1	0	7
50	1002338	0.002500			1002338	1	3000000526	22-469217-4	2	1	0	6
51	1002338	0.002500			1002338	1	3000000651	22-469782-7	2	1	0	7
52	1002338	0.002500			1002338	2	3000001143	12-472005-8	1	1	0	9
53	1002338	0.002500			1002338	2	3000001177	12-473927-2	1	1	0	9
54	1002338	0.002500			1002338	2	3000001140	12-471662-7	1	1	0	7
55	1002338	0.002500			1002338	2	3000001062	12-473229-3	1	1	0	9
56	1002338	0.002500			1002338	2	3000001239	12-474252-4	1	1	0	9
57	1002338	0.002500			1002338	1	3000000726	22-470334-4	2	1	0	9
58	1002338	0.002500			1002338	1	814000006	22-463392-1	2	1	0	9
59	1002338	0.002500			1002338	1	868000027	12-465265-7	1	1	0	9
60	1002338	0.002500			1002338	2	3000001240	12-474309-2	1	1	0	7
61	1002338	0.002500			1002338	1	3000000348	22-464097-5	2	1	0	9
62	1002338	0.002500			1002338	2	3000001130	12-467840-5	1	1	0	9
63	1002338	0.002500			1002338	2	3000001213	12-474234-2	1	1	0	9
64	1002338	0.002500			1002338	1	882000003	12-465549-4	1	1	0	9
65	1002338	0.002500			1002338	1	3000000936	22-114256-1	2	1	0	9
66	1002338	0.002500			1002338	2	3000001235	12-474022-1	1	1	0	9
67	1002338	0.002500			1002338	2	3000001677	12-114255-3	1	1	0	7
68	1002338	0.002500			1002338	1	3000000720	22-470302-1	2	1	0	9
69	1002338	0.002500			1002338	1	869000007	12-465777-1	1	1	0	9
70	1002338	0.002500			1002338	1	869000001	12-463921-7	1	1	0	7
71	1002338	0.002500			1002338	2	3000001038	12-473134-5	1	1	0	9
72	1002338	0.002500			1002338	2	3000001465	12-475267-1	1	1	0	3
73	1002338	0.002500			1002338	1	869000005	12-465290-5	1	1	0	7
74	1002338	0.002500			1002338	1	869000010	12-467476-8	1	1	0	7
75	1002338	0.002500			1002338	2	3000001214	12-474281-3	1	1	0	9
76	1002338	0.002500			1002338	1	868000001	12-465022-2	1	1	0	9
77	1002338	0.002500			1002338	1	868000014	12-467762-1	1	1	0	3
78	1002338	0.002500			1002338	2	3000001138	12-471308-7	1	1	0	7
79	1002338	0.002500			1002338	1	3000000562	22-114222-3	2	1	0	9
80	1002338	0.002500			1002338	1	3000000283	22-463008-3	2	1	0	9
81	1002338	0.002500			1002338	1	868000018	12-470449-0	1	1	0	7
82	1002338	0.002500			1002338	2	3000001197	12-473362-2	1	1	0	7
83	1002338	0.002500			1002338	1	3000000551	22-114221-5	2	1	0	9
84	1002338	0.002500			1002338	2	3000001142	12-471764-1	1	1	0	3
85	1002338	0.002500			1002338	2	3000001031	12-473037-0	1	1	0	7
86	1002338	0.002500			1002338	2	3000000851	12-470023-3	1	1	0	7
87	1002338	0.002500			1002338	2	3000001325	12-474783-8	1	1	0	9
88	1002338	0.002500			1002338	2	3000001367	12-474999-0	1	1	0	9
89	1002338	0.002500			1002338	2	3000001407	12-475079-0	1	1	0	9
90	1002338	0.002500			1002338	1	3000000468	22-467563-3	2	1	0	9
91	1002338	0.002500			1002338	1	3000000501	22-468033-6	2	1	0	9
92	1002338	0.002500			1002338	1	3000000795	22-468197-9	2	1	0	7
93	1002338	0.002500			1002338	1	3000001116	22-473628-6	2	1	0	3
94	1002338	0.002500			1002338	2	3000001355	12-474454-6	1	1	0	9
95	1002338	0.002500			1002338	2	3000000920	12-471694-0	1	1	0	9
96	1002338	0.002500			1002338	2	3000001073	12-473194-9	1	1	0	6
97	1002338	0.002500			1002338	1	3000001278	22-114276-9	2	1	0	9
98	1002338	0.002500			1002338	1	882000002	12-465498-4	1	1	0	9
99	1002338	0.002500			1002338	1	868000004	12-466540-2	1	1	0	9
100	1002338	0.002500			1002338	1	3000000673	22-469894-0	2	1	0	9
101	1002338	0.002500			1002338	1	3000000718	22-470308-8	2	1	0	3
102	1002338	0.002500			1002338	1	868000003	12-465028-9	1	1	0	9
103	1002338	0.002500			1002338	1	868000021	12-468883-4	1	1	0	9
104	1002338	0.002500			1002338	2	3000001105	12-473518-9	1	1	0	9
105	1002338	0.002500			1002338	2	3000001238	12-474188-0	1	1	0	6
106	1002338	0.002500			1002338	1	868000015	12-469251-3	1	1	0	3
107	1002338	0.002500			1002338	1	868000016	12-465358-0	1	1	0	9
108	1002338	0.002500			1002338	2	3000001097	12-473457-0	1	1	0	9
109	1002338	0.002500			1002338	2	3000001231	12-473069-3	1	1	0	9
110	1002338	0.002500			1002338	2	3000001236	12-474046-0	1	1	0	9
111	1002338	0.002500			1002338	2	3000001304	12-474615-2	1	1	0	3
112	1002338	0.002500			1002338	1	3000000435	22-464627-9	2	1	0	9
113	1002338	0.002500			1002338	2	3000001146	22-472359-9	1	1	0	7
114	1002338	0.002500			1002338	2	3000001132	12-470377-3	1	1	0	7
115	1002338	0.002500			1002338	2	3000001139	12-471508-2	1	1	0	7
116	1002338	0.002500			1002338	1	868000025	12-468233-2	1	1	0	7
117	1002338	0.002500			1002338	2	3000001133	12-470769-1	1	1	0	9
118	1002338	0.002500			1002338	1	3000000552	22-469378-4	2	1	0	7
119	1002338	0.002500			1002338	2	3000001346	12-474100-5	1	1	0	9
120	1002338	0.002500			1002338	2	3000001326	12-474793-7	1	1	0	7
121	1002338	0.002500			1002338	1	868000028	12-466745-7	1	1	0	9
122	1002338	0.002500			1002338	2	3000001243	12-474206-0	1	1	0	7
123	1002338	0.002500			1002338	1	3000000288	22-462990-3	2	1	0	7
124	1002338	0.002500			1002338	2	3000001131	12-469097-0	1	1	0	7
125	1002338	0.002500			1002338	2	3000001454	12-475126-9	1	1	0	9
126	1002338	0.002500			1002338	1	814000005	22-462687-5	2	1	0	9
127	1002338	0.002500			1002338	2	3000001145	12-472243-5	1	1	0	9
128	1002338	0.002500			1002338	2	3000001578	12-475097-2	1	1	0	6
129	1002338	0.002500			1002338	2	3000001003	12-472676-6	1	1	0	7
130	1002338	0.002500			1002338	2	3000001408	12-475084-0	1	1	0	9
131	1002338	0.002500			1002338	2	3000001507	12-475316-6	1	1	0	9
132	1002338	0.002500			1002338	2	3000001135	12-470908-5	1	1	0	7
133	1002338	0.002500			1002338	1	868000010	12-465945-4	1	1	0	7
134	1002338	0.002500			1002338	1	869000008	12-466142-7	1	1	0	3
135	1002338	0.002500			1002338	1	868000012	12-466268-0	1	1	0	9
136	1002338	0.002500			1002338	1	868000030	12-467534-4	1	1	0	9
137	1002338	0.002500			1002338	2	3000001137	12-471292-3	1	1	0	7
138	1002338	0.002500			1002338	2	3000001356	12-474767-1	1	1	0	7
139	1002338	0.002500			1002338	1	3000000529	22-469207-5	2	1	0	9
140	1002338	0.002500			1002338	1	3000000466	22-466744-0	2	1	0	9
141	1002338	0.002500			1002338	1	868000008	12-466681-4	1	1	0	9
142	1002338	0.002500			1002338	1	868000023	12-466809-1	1	1	0	7
143	1002338	0.002500			1002338	2	3000001248	12-474396-9	1	1	0	9
144	1002338	0.002500			1002338	1	856000001	22-114166-2	2	1	0	9
145	1002338	0.002500			1002338	2	3000001136	12-470975-4	1	1	0	7
146	1002338	0.002500			1002338	1	869000006	12-465545-2	1	1	0	9
147	1002338	0.002500			1002338	1	3000000847	22-470853-3	2	1	0	9
148	1002338	0.002500			1002338	1	3000000480	22-464586-7	2	1	0	9
149	1002338	0.002500			1002338	2	3000001344	12-474356-3	1	1	0	7
150	1002338	0.002500			1002338	1	868000033	12-470164-5	1	1	0	7
151	1002338	0.002500			1002338	2	3000001144	12-472143-7	1	1	0	7
152	1002338	0.002500			1002338	1	3000000262	22-462910-1	2	1	0	7
153	1002338	0.002500			1002338	1	3000000557	22-468554-1	2	1	0	7
154	1002338	0.002500			1002338	2	3000001418	12-473750-8	1	1	0	3
155	1002338	0.002500			1002338	1	869000009	12-466146-8	1	1	0	9
156	1002338	0.002500			1002338	1	868000022	12-465802-7	1	1	0	9
157	1002338	0.002500			1002338	1	3000000846	22-470852-5	2	1	0	9
158	1002338	0.002500			1002338	1	3000000449	22-465060-2	2	1	0	9
159	1002338	0.002500			1002338	2	3000001160	12-472651-9	1	1	0	7
160	1002338	0.002500			1002338	2	3000001405	12-474762-2	1	1	0	9
161	1002338	0.002500			1002338	1	3000000802	22-469869-2	2	1	0	3
162	1002338	0.002500			1002338	1	841000001	22-455619-7	2	1	0	7
163	1002338	0.002500			1002338	1	869000004	12-465114-7	1	1	0	7
164	1002338	0.002500			1002338	2	3000001016	12-473040-4	1	1	0	9
165	1002338	0.002500			1002338	2	3000001347	12-473732-6	1	1	0	9
166	1002338	0.002500			1002338	2	3000001289	12-473776-3	1	1	0	9
167	1002338	0.002500			1002338	2	3000001255	12-473903-3	1	1	0	3
168	1002338	0.002500			1002338	2	3000001345	12-474536-0	1	1	0	7
169	1002338	0.002500			1002338	2	3000001276	12-474538-6	1	1	0	9
170	1002338	0.002500			1002338	2	3000001627	12-474638-4	1	1	0	9
171	1002338	0.002500			1002338	2	3000001655	12-475004-8	1	1	0	7
172	1002338	0.002500			1002338	2	3000001643	12-475406-5	1	1	0	9
173	1002338	0.002500			1002338	1	978000053	22-468312-4	2	1	0	6
174	1002338	0.002500			1002338	1	978000051	22-470404-5	2	1	0	9
175	1002338	0.002500			1002338	1	978000002	22-470986-1	2	1	0	7
176	1002338	0.002500			1002338	1	978000082	22-471634-6	2	1	0	6
177	1002338	0.002500			1002338	1	978000059	22-471999-3	2	1	0	9
178	1002338	0.002500			1002338	1	978000061	22-472313-6	2	1	0	7
179	1002338	0.002500			1002338	1	978000039	22-472504-0	2	1	0	7
180	1002338	0.002500			1002338	1	978000035	22-472722-8	2	1	0	9
181	1002338	0.002500			1002338	1	978000043	22-473019-8	2	1	0	9
182	1002338	0.002500			1002338	1	978000063	22-473141-0	2	1	0	7
183	1002338	0.002500			1002338	1	978000065	22-473230-1	2	1	0	9
184	1002338	0.002500			1002338	1	978000058	22-473556-9	2	1	0	7
185	1002338	0.002500			1002338	1	978000042	22-473598-1	2	1	0	9
186	1002338	0.002500			1002338	1	978000055	22-473860-5	2	1	0	7
187	1002338	0.002500			1002338	1	978000031	22-473889-4	2	1	0	7
188	1002338	0.002500			1002338	1	978000012	22-473895-1	2	1	0	9
189	1002338	0.002500			1002338	1	978000036	22-474077-5	2	1	0	9
190	1002338	0.002500			1002338	1	978000034	22-474353-0	2	1	0	9
191	1002338	0.002500			1002338	1	978000037	22-474750-7	2	1	0	3
192	1002338	0.002500			1002338	1	978000003	22-470751-9	2	1	0	9
193	1002338	0.002500			1002338	1	978000005	22-471274-1	2	1	0	9
194	1002338	0.002500			1002338	1	978000001	22-471347-5	2	1	0	7
195	1002338	0.002500			1002338	1	978000009	22-471474-7	2	1	0	3
196	1002338	0.002500			1002338	1	978000046	22-471526-4	2	1	0	9
197	1002338	0.002500			1002338	1	978000050	22-471784-9	2	1	0	9
198	1002338	0.002500			1002338	1	978000049	22-472513-1	2	1	0	3
199	1002338	0.002500			1002338	1	978000017	22-472531-3	2	1	0	9
200	1002338	0.002500			1002338	1	978000048	22-472802-8	2	1	0	3
201	1002338	0.002500			1002338	1	978000054	22-472911-7	2	1	0	7
202	1002338	0.002500			1002338	1	978000040	22-473084-2	2	1	0	9
203	1002338	0.002500			1002338	1	978000018	22-473538-7	2	1	0	7
204	1002338	0.002500			1002338	1	978000047	22-473594-0	2	1	0	9
205	1002338	0.002500			1002338	1	978000030	22-473623-7	2	1	0	9
206	1002338	0.002500			1002338	1	978000027	22-473670-8	2	1	0	9
207	1002338	0.002500			1002338	1	978000033	22-473945-4	2	1	0	9
208	1002338	0.002500			1002338	1	978000024	22-474143-5	2	1	0	9
209	1002338	0.002500			1002338	1	978000014	22-474402-5	2	1	0	3

KEY	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance
1						1	0	0				0.00
2						1	0	0				0.00
3						1	0	0				0.00
4						1	0	0				0.00
5						1	0	0				0.00
6						1	0	0				0.00
7						1	0	0				0.00
8						1	0	0				0.00
9						1	0	0				800000.00
10						1	0	0				100000.00
11						1	0	0				0.00
12						1	0	0				0.00
13						1	0	0				0.00
14						1	0	0				1500000.00
15						1	0	0				0.00
16						1	0	0				0.00
17						1	0	0				0.00
18						1	0	0				1000000.00
19						1	0	0				0.00
20						1	4	0				100000.00
21						1	0	0				0.00
22						1	0	0				0.00
23						1	0	0				0.00
24						1	0	0				0.00
25						1	0	0				0.00
26						1	0	0				0.00
27						1	0	0				0.00
28						1	0	0				202500.00
29						1	0	0				0.00
30						1	0	0				0.00
31						1	0	0				0.00
32						1	0	0				1000000.00
33						1	0	0				510000.00
34						1	0	0				0.00
35						1	0	0				0.00
36						1	0	0				0.00
37						1	0	0				0.00
38						1	0	0				0.00
39						1	0	0				0.00
40						1	0	0				0.00
41						1	0	0				180000.00
42						1	0	0				120000.00
43						1	0	0				115000.00
44						1	0	0				0.00
45						1	0	0				0.00
46						1	0	0				0.00
47						1	0	0				0.00
48						1	0	0				0.00
49						1	0	0				50000.00
50						1	0	0				0.00
51						1	0	0				0.00
52						1	0	0				610000.00
53						1	0	0				0.00
54						1	0	0				0.00
55						1	0	0				0.00
56						1	0	0				0.00
57						1	0	0				0.00
58						1	0	0				0.00
59						1	0	0				1000000.00
60						1	0	0				0.00
61						1	0	0				0.00
62						1	0	0				60000.00
63						1	0	0				0.00
64						1	0	0				0.00
65						1	0	0				0.00
66						1	0	0				129000.00
67						1	4	0				0.00
68						1	0	0				0.00
69						1	0	0				245000.00
70						1	0	0				0.00
71						1	0	0				315610.00
72						1	0	0				0.00
73						1	0	0				0.00
74						1	0	0				0.00
75						1	0	0				0.00
76						1	0	0				0.00
77						1	0	0				0.00
78						1	0	0				0.00
79						1	0	0				0.00
80						1	0	0				0.00
81						1	0	0				0.00
82						1	0	0				250000.00
83						1	0	0				0.00
84						1	0	0				500000.00
85						1	0	0				350000.00
86						1	0	0				0.00
87						1	0	0				0.00
88						1	0	0				0.00
89						1	0	0				0.00
90						1	0	0				2000000.00
91						1	0	0				0.00
92						1	0	0				500000.00
93						1	0	0				125000.00
94						1	0	0				0.00
95						1	0	0				0.00
96						1	0	0				0.00
97						1	0	0				0.00
98						1	0	0				150000.00
99						1	0	0				0.00
100						1	0	0				0.00
101						1	0	0				0.00
102						1	0	0				0.00
103						1	0	0				600000.00
104						1	0	0				82500.00
105						1	0	0				0.00
106						1	0	0				0.00
107						1	0	0				0.00
108						1	0	0				204800.00
109						1	0	0				0.00
110						1	0	0				475000.00
111						1	0	0				0.00
112						1	0	0				1000000.00
113						1	0	0				0.00
114						1	0	0				0.00
115						1	4	0				0.00
116						1	0	0				0.00
117						1	0	0				0.00
118						1	0	0				0.00
119						1	0	0				0.00
120						1	0	0				100000.00
121						1	0	0				400000.00
122						1	0	0				0.00
123						1	0	0				800000.00
124						1	0	0				182500.00
125						1	0	0				350000.00
126						1	0	0				0.00
127						1	0	0				0.00
128						1	0	0				0.00
129						1	4	0				0.00
130						1	0	0				0.00
131						1	0	0				0.00
132						1	0	0				0.00
133						1	0	0				500000.00
134						1	0	0				0.00
135						1	0	0				0.00
136						1	0	0				0.00
137						1	0	0				0.00
138						1	0	0				0.00
139						1	0	0				0.00
140						1	0	0				0.00
141						1	0	0				0.00
142						1	0	0				0.00
143						1	0	0				0.00
144						1	0	0				0.00
145						1	0	0				0.00
146						1	0	0				0.00
147						1	0	0				200000.00
148						1	0	0				0.00
149						1	0	0				0.00
150						1	0	0				500000.00
151						1	4	0				0.00
152						1	0	0				656250.00
153						1	0	0				0.00
154						1	0	0				0.00
155						1	0	0				0.00
156						1	0	0				0.00
157						1	0	0				0.00
158						1	0	0				500000.00
159						1	0	0				0.00
160						1	0	0				0.00
161						1	0	0				0.00
162						1	0	0				0.00
163						1	0	0				0.00
164						1	0	0				500000.00
165						1	0	0				0.00
166						1	0	0				0.00
167						1	0	0				0.00
168						1	0	0				0.00
169						1	0	0				0.00
170						1	0	0				0.00
171						1	0	0				0.00
172						1	0	0				100000.00
173						1	0	0				100000.00
174						1	0	0				0.00
175						1	0	0				0.00
176						1	0	0				0.00
177						1	0	0				0.00
178						1	0	0				0.00
179						1	0	0				0.00
180						1	0	0				100000.00
181						1	0	0				0.00
182						1	0	0				0.00
183						1	0	0				0.00
184						1	0	0				0.00
185						1	0	0				0.00
186						1	0	0				0.00
187						1	0	0				0.00
188						1	0	0				485000.00
189						1	0	0				0.00
190						1	0	0				0.00
191						1	0	0				100000.00
192						1	0	0				0.00
193						1	0	0				475000.00
194						1	0	0				0.00
195						1	0	0				100000.00
196						1	0	0				0.00
197						1	0	0				0.00
198						1	0	0				250000.00
199						1	0	0				0.00
200						1	0	0				250000.00
201						1	0	0				0.00
202						1	0	0				0.00
203						1	0	0				0.00
204						1	0	0				0.00
205						1	0	0				0.00
206						1	0	0				0.00
207						1	0	0				565000.00
208						1	0	0				0.00
209						1	0	0				150000.00

KEY	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount
1		20110803	222500.00	0.046000	360	360	20111001	1	0	0		221342.48
2		20101202	366750.00	0.054000	360	360	20110201	1	0	0		361718.15
3		20101201	432400.00	0.036500	180	180	20110201	1	0	0		407206.03
4		20110711	439200.00	0.050000	360	360	20110901	1	0	0		436539.27
5		20110420	448500.00	0.053000	240	360	20110601	1	120	0		448500.00
6		20110323	465000.00	0.048500	180	180	20110501	1	0	0		448887.00
7		20110921	475000.00	0.045000	360	360	20111101	1	0	0		473116.42
8		20110425	500000.00	0.049000	180	180	20110601	1	0	0		484692.05
9		20101202	697500.00	0.037500	180	180	20110201	1	0	0		494333.41
10		20101216	550000.00	0.044000	180	180	20110201	1	0	0		523517.25
11		20110406	544000.00	0.047500	240	360	20110601	1	120	0		544000.00
12		20110805	547000.00	0.048000	360	360	20111001	1	0	0		544255.90
13		20110105	569400.00	0.046500	180	180	20110301	1	0	0		544801.63
14		20110105	620000.00	0.037000	180	180	20110301	1	0	0		552449.75
15		20110511	580000.00	0.047500	360	360	20110701	1	0	0		574830.84
16		20110729	590000.00	0.047500	360	360	20111001	1	0	0		586930.68
17		20110310	605500.00	0.054000	180	180	20110501	1	0	0		585425.78
18		20101227	613869.00	0.040000	180	180	20110301	1	0	0		585967.68
19		20110822	600000.00	0.047000	360	360	20111001	1	0	0		596934.73
20		20110516	600000.00	0.049500	240	360	20110701	1	120	0		600000.00
21		20101227	637862.82	0.039000	180	180	20110201	1	0	0		605937.21
22		20110131	626250.00	0.048500	360	360	20110401	1	0	0		617175.43
23		20101102	637000.00	0.047000	240	360	20110101	1	120	0		637000.00
24		20110505	658000.00	0.049000	180	180	20110701	1	0	0		640409.05
25		20101221	676500.00	0.035500	180	180	20110201	1	0	0		641719.75
26		20110321	680000.00	0.047500	240	360	20110501	1	120	0		680000.00
27		20110922	685000.00	0.047500	360	360	20111101	1	120	0		685000.00
28		20101124	697500.00	0.042000	360	360	20110101	1	0	0		684626.39
29		20110110	717500.00	0.039000	180	180	20110301	1	0	0		684634.86
30		20101213	729750.00	0.033500	180	180	20110201	1	0	0		691656.01
31		20110824	704000.00	0.047000	360	360	20111001	1	0	0		700403.39
32		20110110	729750.00	0.040000	180	180	20110301	1	0	0		696581.70
33		20101201	729750.00	0.042000	360	360	20110101	1	0	0		716281.17
34		20110824	726000.00	0.047500	360	360	20111001	1	0	0		722324.60
35		20110922	725000.00	0.044500	360	360	20111101	1	120	0		725000.00
36		20110518	730000.00	0.045000	360	360	20110701	1	0	0		723103.99
37		20110713	728000.00	0.050500	360	360	20110901	1	0	0		723630.02
38		20110921	734000.00	0.046000	360	360	20111101	1	0	0		731141.65
39		20111004	740000.00	0.046000	360	360	20111201	1	0	0		738082.53
40		20110311	765000.00	0.050000	180	180	20110501	1	0	0		738807.75
41		20101216	800000.00	0.044000	180	180	20110201	1	0	0		761479.66
42		20110922	780000.00	0.044000	360	360	20111101	1	0	0		776850.66
43		20110909	785000.00	0.044500	360	360	20111101	1	0	0		781858.90
44		20110816	790000.00	0.049500	360	360	20111001	1	0	0		786144.07
45		20110720	794800.00	0.047500	360	360	20110901	1	0	0		787740.50
46		20110615	796000.00	0.047500	360	360	20110801	1	0	0		789931.29
47		20110520	800000.00	0.040000	360	360	20110801	1	0	0		793026.13
48		20110811	796000.00	0.046500	240	360	20111001	1	120	0		796000.00
49		20110927	800000.00	0.043500	360	360	20111201	1	0	0		797831.08
50		20110323	810000.00	0.047500	360	360	20110501	1	0	0		800681.54
51		20110421	812000.00	0.049000	240	360	20110601	1	120	0		812000.00
52		20110718	817000.00	0.047500	360	360	20110901	1	0	0		811819.64
53		20110902	825000.00	0.045500	360	360	20111101	1	0	0		821758.02
54		20110616	850000.00	0.048000	360	360	20110801	1	0	0		843578.12
55		20110805	860000.00	0.048000	360	360	20111001	1	0	0		855685.68
56		20110915	862500.00	0.044500	360	360	20111101	1	0	0		859048.81
57		20110519	862000.00	0.047500	240	360	20110701	1	120	0		862000.00
58		20101110	875000.00	0.045000	240	360	20110101	1	120	0		875000.00
59		20101230	912000.00	0.041000	180	180	20110301	1	0	0		870868.88
60		20110929	884000.00	0.045000	360	360	20111101	1	0	0		880494.58
61		20101026	884000.00	0.048000	240	360	20110101	1	120	0		884000.00
62		20110225	900000.00	0.048500	360	360	20110501	1	0	0		889831.15
63		20110919	900000.00	0.045500	360	360	20111101	1	0	0		896463.28
64		20101201	956250.00	0.044000	180	180	20110201	1	0	0		910206.06
65		20110721	918750.00	0.036500	240	360	20110901	1	120	0		918750.00
66		20111019	919000.00	0.044000	360	360	20111201	1	0	0		916530.82
67		20110714	924000.00	0.047000	360	360	20110901	1	0	0		918087.76
68		20110603	928000.00	0.046500	360	360	20110801	1	0	0		920795.86
69		20101206	985000.00	0.043500	180	180	20110201	1	0	0		919046.13
70		20101215	1000000.00	0.046000	180	180	20110201	1	0	0		952595.16
71		20110823	940000.00	0.050000	360	360	20111001	1	0	0		935453.83
72		20110922	942500.00	0.044500	360	360	20111101	1	0	0		938728.71
73		20110201	984000.00	0.045000	180	180	20110401	1	0	0		944970.48
74		20110112	993750.00	0.048500	180	180	20110301	1	0	0		951491.39
75		20110916	965000.00	0.048500	360	360	20111101	1	0	0		961409.46
76		20110210	1000000.00	0.046000	180	180	20110401	1	0	0		960647.88
77		20110202	1000000.00	0.046000	180	180	20110401	1	0	0		960647.88
78		20110609	981600.00	0.049000	360	360	20110801	1	0	0		974317.49
79		20110405	987500.00	0.042000	360	360	20110601	1	0	0		975418.82
80		20100921	980000.00	0.047000	240	360	20101101	1	120	0		980000.00
81		20110506	1000000.00	0.047000	180	180	20110701	1	0	0		972831.26
82		20110831	985500.00	0.041500	360	360	20111101	1	0	0		981338.56
83		20110411	1000000.00	0.042500	360	360	20110601	1	0	0		988840.55
84		20110623	1000000.00	0.049000	360	360	20110801	1	0	0		992581.01
85		20110714	1000000.00	0.047500	360	360	20110901	1	0	0		993659.25
86		20110718	1000000.00	0.050000	360	360	20110901	1	0	0		993941.96
87		20111013	1000000.00	0.045500	360	360	20111201	1	0	0		997385.17
88		20111005	1000000.00	0.045500	360	360	20111201	1	0	0		997385.17
89		20111007	1000000.00	0.045500	360	360	20111201	1	0	0		997385.17
90		20110202	1000000.00	0.047500	240	360	20110401	1	120	0		1000000.00
91		20110310	1000000.00	0.052500	240	360	20110501	1	120	0		1000000.00
92		20110513	1000000.00	0.046000	240	360	20110801	1	120	0		1000000.00
93		20110824	1015000.00	0.040000	360	360	20111101	1	0	0		1010598.05
94		20110912	1035000.00	0.045000	360	360	20111101	1	0	0		1030895.80
95		20110630	1046250.00	0.049000	360	360	20110901	1	0	0		1039794.79
96		20110805	1048000.00	0.048000	360	360	20111001	1	0	0		1042742.56
97		20110929	1050000.00	0.029500	360	360	20111201	1	120	0		1050000.00
98		20101203	1100000.00	0.043000	180	180	20110201	1	0	0		1046620.98
99		20101223	1100000.00	0.038500	180	180	20110301	1	0	0		1049419.20
100		20110504	1070000.00	0.047000	360	360	20110701	1	0	0		1060377.34
101		20110517	1071000.00	0.041500	360	360	20110701	1	0	0		1060374.21
102		20110128	1100000.00	0.046000	180	180	20110401	1	0	0		1056712.60
103		20110322	1100000.00	0.042000	180	180	20110501	1	0	0		1059866.07
104		20110829	1072500.00	0.045500	360	360	20111101	1	0	0		1068285.42
105		20110909	1072000.00	0.044000	360	360	20111101	1	0	0		1067671.70
106		20110419	1100000.00	0.047000	180	180	20110601	1	0	0		1065777.89
107		20101209	1280000.00	0.043000	180	180	20110201	1	0	0		1065179.42
108		20110824	1100000.00	0.048500	360	360	20111001	1	0	0		1093068.87
109		20110909	1100000.00	0.045000	360	360	20111101	1	0	0		1095638.07
110		20110909	1100000.00	0.046000	360	360	20111101	1	0	0		1093689.05
111		20110921	1100000.00	0.045000	360	360	20111101	1	0	0		1095638.07
112		20101112	1100000.00	0.047500	240	360	20110101	1	120	0		1100000.00
113		20110701	1120000.00	0.048000	360	360	20110901	1	0	0		1112962.63
114		20110503	1138000.00	0.048000	360	360	20110701	1	0	0		1127949.14
115		20110608	1350000.00	0.048500	360	360	20110801	1	0	0		1137048.92
116		20110301	1178100.00	0.047000	180	180	20110501	1	0	0		1136785.47
117		20110714	1160000.00	0.048500	360	360	20110901	1	0	0		1152777.37
118		20110407	1162000.00	0.047500	240	360	20110601	1	120	0		1162000.00
119		20110927	1181250.00	0.046000	360	360	20111201	1	120	0		1181250.00
120		20110914	1182000.00	0.044500	360	360	20111101	1	0	0		1177270.38
121		20110207	1225000.00	0.042500	180	180	20110401	1	0	0		1175446.58
122		20110831	1190000.00	0.044000	240	360	20111101	1	120	0		1190000.00
123		20100901	1200000.00	0.048000	240	360	20101101	1	120	0		1200000.00
124		20110331	1277500.00	0.050500	360	360	20110601	1	0	0		1139830.28
125		20111013	1250000.00	0.045500	360	360	20111201	1	0	0		1246731.46
126		20100914	1270000.00	0.045000	240	360	20101101	1	120	0		1270000.00
127		20110714	1350000.00	0.046500	360	360	20110901	1	0	0		1341283.46
128		20110920	1360000.00	0.044000	360	360	20111101	1	0	0		1354508.87
129		20110725	1398750.00	0.049500	360	360	20111001	1	0	0		1391922.84
130		20110923	1400000.00	0.045500	360	360	20111101	1	0	0		1394498.44
131		20111013	1400000.00	0.045000	360	360	20111201	1	0	0		1396305.89
132		20110628	1440000.00	0.047500	360	360	20110901	1	0	0		1430869.35
133		20101216	1500000.00	0.037500	180	180	20110201	1	0	0		1424053.42
134		20110112	1500000.00	0.045500	180	180	20110301	1	0	0		1434687.68
135		20110121	1500000.00	0.047500	180	180	20110301	1	0	0		1435707.84
136		20110303	1500000.00	0.051000	180	180	20110501	1	0	0		1449053.32
137		20110601	1500000.00	0.049000	360	360	20110801	1	0	0		1488871.48
138		20110916	1500000.00	0.045000	360	360	20111101	1	0	0		1494051.91
139		20110407	1500000.00	0.044500	240	360	20110601	1	120	0		1500000.00
140		20110111	1560000.00	0.050500	240	360	20110301	1	120	0		1560000.00
141		20110217	1665000.00	0.047000	180	180	20110401	1	0	0		1599995.10
142		20110110	1680000.00	0.042500	180	180	20110301	1	0	0		1605112.15
143		20110920	1624000.00	0.044500	360	360	20111101	1	0	0		1617501.76
144		20100917	1650000.00	0.043500	240	360	20101101	1	120	0		1650000.00
145		20110613	1680000.00	0.047500	360	360	20110801	1	0	0		1667191.74
146		20101202	1765000.00	0.044000	180	180	20110201	1	0	0		1675188.78
147		20110606	1750000.00	0.045000	360	360	20110801	1	0	0		1682390.78
148		20110209	1700000.00	0.049000	240	360	20110401	1	120	0		1700000.00
149		20110831	1720000.00	0.043500	360	360	20111101	1	0	0		1712992.55
150		20110426	1775000.00	0.049000	180	180	20110701	1	0	0		1727547.18
151		20110628	1765000.00	0.048000	360	360	20110901	1	0	0		1753909.88
152		20100902	1800000.00	0.046000	240	360	20101101	1	120	0		1800000.00
153		20110404	1818750.00	0.047000	240	360	20110601	1	120	0		1818750.00
154		20111014	1858273.00	0.045500	360	360	20111201	1	0	0		1853413.93
155		20101209	1975000.00	0.050000	180	180	20110201	1	0	0		1884271.37
156		20101214	2000000.00	0.040500	180	180	20110201	1	0	0		1901049.46
157		20110602	1950000.00	0.046000	240	360	20110801	1	120	0		1950000.00
158		20110106	2000000.00	0.046500	240	360	20110301	1	120	0		2000000.00
159		20111004	2062500.00	0.047000	360	360	20111201	1	120	0		2062500.00
160		20111013	2063000.00	0.049000	360	360	20111201	1	0	0		2057939.73
161		20110511	2130000.00	0.039500	360	360	20110701	1	0	0		2108109.98
162		20091016	2145000.00	0.052000	240	360	20091201	1	120	0		2145000.00
163		20101108	3000000.00	0.041000	180	180	20110101	1	0	0		2839550.32
164		20110913	1500000.00	0.047000	360	360	20111101	1	0	0		1494263.88
165		20110829	1381000.00	0.048500	360	360	20111101	1	0	0		1373346.44
166		20110825	939000.00	0.044500	360	360	20111001	1	0	0		933980.99
167		20111006	800000.00	0.044500	360	360	20111201	1	0	0		797869.87
168		20110909	990000.00	0.043000	360	360	20111101	1	0	0		985930.27
169		20110920	743000.00	0.044000	360	360	20111101	1	120	0		743000.00
170		20111004	1169196.00	0.046500	360	360	20111201	1	120	0		1169196.00
171		20111011	684375.00	0.047500	360	360	20111201	1	0	0		682649.50
172		20111108	783357.00	0.045000	360	360	20120101	1	0	0		782325.43
173		20110817	2742000.00	0.039500	360	360	20111001	1	120	0		2742000.00
174		20110815	1680000.00	0.040000	360	360	20111001	1	0	0		1670269.16
175		20110608	1560000.00	0.040500	360	360	20110801	1	0	0		1546520.39
176		20110719	715600.00	0.040000	360	360	20110901	1	0	0		710410.24
177		20110802	1050000.00	0.040000	360	360	20111001	1	120	0		1050000.00
178		20110801	967200.00	0.040000	360	360	20111001	1	120	0		967200.00
179		20110927	2995000.00	0.040000	360	360	20111101	1	120	0		2995000.00
180		20110928	1650000.00	0.039500	360	360	20111101	1	120	0		1650000.00
181		20110816	1315000.00	0.040000	360	360	20111001	1	120	0		1315000.00
182		20110818	625000.00	0.039000	360	360	20111001	1	120	0		625000.00
183		20110825	1100000.00	0.040000	360	360	20111001	1	120	0		1100000.00
184		20110831	1840000.00	0.039000	360	360	20111001	1	120	0		1840000.00
185		20110913	880000.00	0.040000	360	360	20111101	1	120	0		880000.00
186		20110817	1100000.00	0.039500	360	360	20111001	1	120	0		1100000.00
187		20110907	643500.00	0.040000	360	360	20111101	1	120	0		643500.00
188		20111025	2050000.00	0.040000	360	360	20111201	1	120	0		2049833.33
189		20110921	700000.00	0.039000	360	360	20111101	1	0	0		696909.94
190		20110929	999000.00	0.039500	360	360	20111101	1	120	0		999000.00
191		20110926	1300000.00	0.040000	360	360	20111101	1	120	0		1300000.00
192		20110610	1638000.00	0.042500	360	360	20110801	1	120	0		1638000.00
193		20110629	1100000.00	0.042000	360	360	20110801	1	120	0		1100000.00
194		20110629	1200000.00	0.042500	360	360	20110801	1	120	0		1200000.00
195		20110628	632000.00	0.042500	360	360	20110801	1	120	0		626000.00
196		20110802	1100000.00	0.042000	360	360	20111001	1	120	0		1100000.00
197		20110804	1425000.00	0.041500	360	360	20111001	1	120	0		1425000.00
198		20110802	1100000.00	0.042500	360	360	20111001	1	120	0		1100000.00
199		20111011	966000.00	0.039500	360	360	20111201	1	120	0		966000.00
200		20110823	1200000.00	0.040500	360	360	20111001	1	120	0		1200000.00
201		20110804	960000.00	0.042500	360	360	20111001	1	120	0		960000.00
202		20110922	966000.00	0.039500	360	360	20111101	1	120	0		966000.00
203		20111005	700000.00	0.039500	360	360	20111201	1	120	0		700000.00
204		20110830	700000.00	0.041500	360	360	20111001	1	120	0		700000.00
205		20110902	1775000.00	0.042500	360	360	20111101	1	120	0		1775000.00
206		20110908	1650000.00	0.040500	360	360	20111101	1	120	0		1650000.00
207		20110926	1500000.00	0.040500	360	360	20111101	1	120	0		1500000.00
208		20110919	1200000.00	0.039500	360	360	20111101	1	120	0		1200000.00
209		20111024	732500.00	0.041000	360	360	20111201	1	120	0		732500.00

KEY	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)
1	0.046000	1140.64	20120101	0	0
2	0.054000	2059.42	20120101	0	0
3	0.036500	3123.11	20120101	0	0
4	0.050000	2357.73	20120101	0	0
5	0.053000	1980.88	20120101	0	35	15	0.016250	3	0.001250	84	0.050000	0.050000
6	0.048500	3640.96	20120101	0	0
7	0.045000	2406.76	20120101	0	0
8	0.049000	3927.98	20120101	0	0
9	0.037500	5072.38	20120101	0	0
10	0.044000	4179.41	20120101	0	0
11	0.047500	2153.33	20120101	0	35	15	0.016250	3	0.001250	84	0.050000	0.050000
12	0.048000	2869.92	20120101	0	0
13	0.046500	4399.65	20120101	0	0
14	0.037000	4493.42	20120101	0	0
15	0.047500	3025.56	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
16	0.046000	3024.60	20120101	0	0
17	0.054000	4915.37	20120101	0	0
18	0.040000	4540.72	20120101	0	0
19	0.047000	3111.83	20120101	0	0
20	0.049500	2475.00	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
21	0.039000	4686.30	20120101	0	0
22	0.048500	3304.68	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
23	0.047000	2494.92	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
24	0.049000	5169.21	20120101	0	0
25	0.035500	4852.81	20120101	0	0
26	0.047500	2691.67	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
27	0.047500	2711.46	20120101	0	0
28	0.042000	3410.90	20120101	0	0
29	0.039000	5271.38	20120101	0	0
30	0.033500	5163.27	20120101	0	0
31	0.047000	3651.22	20120101	0	0
32	0.040000	5397.88	20120101	0	0
33	0.042000	3568.61	20120101	0	0
34	0.047500	3787.16	20120101	0	0
35	0.044500	2688.54	20120101	0	0
36	0.040000	3487.74	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
37	0.050500	3930.34	20120101	0	0
38	0.046000	3762.81	20120101	0	0
39	0.046000	3793.57	20120101	0	0
40	0.050000	6049.58	20120101	0	0
41	0.044000	6079.14	20120101	0	0
42	0.044000	3905.94	20120101	0	0
43	0.044500	3954.20	20120101	0	0
44	0.049500	4216.79	20120101	0	0
45	0.047500	4146.06	20120101	0	0
46	0.047500	4152.32	20120101	0	0
47	0.040000	3819.33	20120101	0	35	15	0.016250	3	0.001250	84	0.050000	0.050000
48	0.046500	3084.50	20120101	0	0
49	0.043500	3982.50	20120101	0	0
50	0.047500	4225.35	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
51	0.049000	3315.67	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
52	0.047500	4261.86	20120101	0	0
53	0.045500	4204.70	20120101	0	0
54	0.048000	4459.66	20120101	0	0
55	0.048000	4512.13	20120101	0	0
56	0.044500	4344.58	20120101	0	0
57	0.047500	3412.08	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
58	0.045000	3281.25	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
59	0.041000	6791.75	20120101	0	0
60	0.045000	4479.10	20120101	0	0
61	0.048000	3536.00	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
62	0.048500	4749.23	20120101	0	0
63	0.045500	4586.95	20120101	0	0
64	0.044000	7266.48	20120101	0	0
65	0.029500	2258.59	20120101	0	35	15	0.016250	3	0.001250	84	0.050000	0.050000
66	0.044000	4602.00	20120101	0	0
67	0.047000	4792.22	20120101	0	0
68	0.046500	4785.11	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
69	0.043500	7459.90	20120101	0	0
70	0.046000	7701.14	20120101	0	0
71	0.050000	5046.13	20120101	0	0
72	0.044500	4747.55	20120101	0	0
73	0.045000	7527.54	20120101	0	0
74	0.048500	7781.09	20120101	0	0
75	0.048500	5092.23	20120101	0	0
76	0.046000	7701.14	20120101	0	0
77	0.046000	7701.14	20120101	0	0
78	0.049000	5209.62	20120101	0	0
79	0.030000	4170.16	20120101	0	35	15	0.016250	3	0.001250	84	0.050000	0.050000
80	0.047000	3838.33	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
81	0.047000	7752.55	20120101	0	0
82	0.041500	4790.55	20120101	0	0
83	0.042500	4919.40	20120101	0	35	15	0.016250	3	0.001250	84	0.050000	0.050000
84	0.049000	5307.27	20120101	0	0
85	0.047500	5216.48	20120101	0	0
86	0.050000	5368.22	20120101	0	0
87	0.045500	5096.61	20120101	0	0
88	0.045500	5096.61	20120101	0	0
89	0.045500	5096.61	20120101	0	0
90	0.047500	3958.33	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
91	0.052500	4375.00	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
92	0.046000	3833.33	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
93	0.040000	4845.77	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
94	0.045000	5244.20	20120101	0	0
95	0.049000	5552.73	20120101	0	0
96	0.048000	5498.50	20120101	0	0
97	0.029500	2581.25	20120101	0	35	15	0.016250	3	0.001250	84	0.050000	0.050000
98	0.043000	8302.93	20120101	0	0
99	0.038500	8054.13	20120101	0	0
100	0.047000	5549.43	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
101	0.041500	5206.17	20120101	0	35	15	0.016250	3	0.001250	84	0.050000	0.050000
102	0.046000	8471.26	20120101	0	0
103	0.042000	8247.26	20120101	0	0
104	0.045500	5466.11	20120101	0	0
105	0.044000	5368.16	20120101	0	0
106	0.047000	8527.80	20120101	0	0
107	0.043000	9661.59	20120101	0	0
108	0.048500	5804.62	20120101	0	0
109	0.045000	5573.54	20120101	0	0
110	0.045000	5563.62	20120101	0	0
111	0.045000	5573.54	20120101	0	0
112	0.047500	4354.17	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
113	0.048000	5876.26	20120101	0	0
114	0.048000	5970.70	20120101	0	0
115	0.048500	7123.84	20120101	0	0
116	0.047000	9133.28	20120101	0	0
117	0.048500	6121.23	20120101	0	0
118	0.047500	4599.58	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
119	0.046000	4528.13	20120101	0	0
120	0.044500	5953.96	20120101	0	0
121	0.042500	9215.42	20120101	0	0
122	0.044000	4363.33	20120101	0	0
123	0.048000	4800.00	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
124	0.050500	6896.99	20120101	0	0
125	0.045500	6370.76	20120101	0	0
126	0.045000	4762.50	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
127	0.046500	6961.10	20120101	0	0
128	0.044000	6810.35	20120101	0	0
129	0.049500	7466.11	20120101	0	0
130	0.045500	7135.25	20120101	0	0
131	0.045000	7093.60	20120101	0	0
132	0.047500	7511.73	20120101	0	0
133	0.037500	10908.34	20120101	0	0
134	0.045500	11513.27	20120101	0	0
135	0.047500	11667.48	20120101	0	0
136	0.051000	11940.19	20120101	0	0
137	0.049000	7960.91	20120101	0	0
138	0.045000	7600.28	20120101	0	0
139	0.044500	5562.50	20120101	0	35	15	0.016250	3	0.001250	84	0.050000	0.050000
140	0.050500	6565.00	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
141	0.047000	12907.99	20120101	0	0
142	0.042500	12638.28	20120101	0	0
143	0.044500	8180.40	20120101	0	0
144	0.043500	5981.25	20120101	0	35	45	0.013500	3	0.001250	60	0.050000	0.050000
145	0.047500	8763.68	20120101	0	0
146	0.044000	13412.11	20120101	0	0
147	0.045000	8867.00	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
148	0.049000	6941.67	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
149	0.043500	8562.37	20120101	0	0
150	0.049000	13944.30	20120101	0	0
151	0.048000	9260.35	20120101	0	0
152	0.046000	6900.00	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
153	0.047000	7123.44	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
154	0.045500	9470.89	20120101	0	0
155	0.050000	15618.18	20120101	0	0
156	0.040500	14843.93	20120101	0	0
157	0.046000	7475.00	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
158	0.046500	7750.00	20120101	0	35	15	0.016250	3	0.001250	120	0.050000	0.050000
159	0.047000	8078.13	20120101	0	0
160	0.049000	10948.90	20120101	0	0
161	0.039500	10107.65	20120101	0	35	15	0.016250	3	0.001250	84	0.050000	0.050000
162	0.052000	9295.00	20120101	0	35	45	0.014500	3	0.001250	84	0.050000	0.050000
163	0.041000	22341.28	20120101	0	0
164	0.047000	7779.57	20120101	0	0
165	0.048500	7287.43	20120101	0	0
166	0.044500	4729.92	20120101	0	0
167	0.044500	4029.76	20120101	0	0
168	0.043000	4899.23	20120101	0	0
169	0.044000	2724.33	20120101	0	0
170	0.046500	4530.63	20120101	0	0
171	0.047500	3570.03	20120101	0	0
172	0.045000	3969.16	20120101	0	0
173	0.039500	9025.75	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
174	0.040000	8020.58	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
175	0.040500	7492.72	20120101	0	35	45	0.013750	3	0.001250	120	0.050000	0.050000
176	0.040000	3416.39	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
177	0.040000	3500.00	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
178	0.040000	3224.00	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
179	0.040000	9983.33	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
180	0.039500	5431.25	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
181	0.040000	4383.33	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
182	0.039000	2031.25	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
183	0.040000	3666.67	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
184	0.039000	5980.00	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
185	0.040000	2933.33	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
186	0.039500	3620.83	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
187	0.040000	2145.00	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
188	0.040000	6832.82	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
189	0.039000	3301.68	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
190	0.039500	3288.38	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
191	0.040000	4333.33	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
192	0.042500	5801.25	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
193	0.042000	3850.00	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
194	0.042500	4250.00	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
195	0.042500	2217.36	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
196	0.042000	3850.00	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
197	0.041500	4928.13	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
198	0.042500	3895.83	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
199	0.039500	3179.75	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
200	0.040500	4050.00	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
201	0.042500	3400.00	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
202	0.039500	3179.75	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
203	0.039500	2304.17	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
204	0.041500	2420.83	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
205	0.042500	6286.46	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
206	0.040500	5568.75	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
207	0.040500	5062.50	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
208	0.039500	3950.00	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000
209	0.041000	2502.71	20120101	0	35	45	0.016250	3	0.001250	120	0.050000	0.050000

KEY	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5	1	0.000000	0.000000	0.103000	0.029000
6
7
8
9
10
11	1	0.000000	0.000000	0.097500	0.029000
12
13
14
15	1	0.000000	0.000000	0.097500	0.029000
16
17
18
19
20	1	0.000000	0.000000	0.099500	0.029000
21
22	1	0.000000	0.000000	0.098500	0.029000
23	1	0.000000	0.000000	0.097000	0.029000
24
25
26	1	0.000000	0.000000	0.097500	0.029000
27
28
29
30
31
32
33
34
35
36	1	0.000000	0.000000	0.095000	0.029000
37
38
39
40
41
42
43
44
45
46
47	1	0.000000	0.000000	0.090000	0.029000
48
49
50	1	0.000000	0.000000	0.097500	0.029000
51	1	0.000000	0.000000	0.099000	0.029000
52
53
54
55
56
57	1	0.000000	0.000000	0.097500	0.029000
58	1	0.000000	0.000000	0.095000	0.029000
59
60
61	1	0.000000	0.000000	0.098000	0.029000
62
63
64
65	1	0.000000	0.000000	0.079500	0.029000
66
67
68	1	0.000000	0.000000	0.096500	0.029000
69
70
71
72
73
74
75
76
77
78
79	1	0.000000	0.000000	0.080000	0.029000
80	1	0.000000	0.000000	0.097000	0.029000
81
82
83	1	0.000000	0.000000	0.092500	0.029000
84
85
86
87
88
89
90	1	0.000000	0.000000	0.097500	0.029000
91	1	0.000000	0.000000	0.102500	0.029000
92	1	0.000000	0.000000	0.096000	0.029000
93	1	0.000000	0.000000	0.090000	0.029000
94
95
96
97	1	0.000000	0.000000	0.079500	0.029000
98
99
100	1	0.000000	0.000000	0.097000	0.029000
101	1	0.000000	0.000000	0.091500	0.029000
102
103
104
105
106
107
108
109
110
111
112	1	0.000000	0.000000	0.097500	0.029000
113
114
115
116
117
118	1	0.000000	0.000000	0.097500	0.029000
119
120
121
122
123	1	0.000000	0.000000	0.098000	0.029000
124
125
126	1	0.000000	0.000000	0.095000	0.029000
127
128
129
130
131
132
133
134
135
136
137
138
139	1	0.000000	0.000000	0.094500	0.029000
140	1	0.000000	0.000000	0.100500	0.029000
141
142
143
144	1	0.000000	0.000000	0.093500	0.029000
145
146
147	1	0.000000	0.000000	0.095000	0.029000
148	1	0.000000	0.000000	0.099000	0.029000
149
150
151
152	1	0.000000	0.000000	0.096000	0.029000
153	1	0.000000	0.000000	0.097000	0.029000
154
155
156
157	1	0.000000	0.000000	0.096000	0.029000
158	1	0.000000	0.000000	0.096500	0.029000
159
160
161	1	0.000000	0.000000	0.089500	0.029000
162	1	0.000000	0.000000	0.102000	0.029000
163
164
165
166
167
168
169
170
171
172
173	1	0.000000	0.000000	0.089500	0.029000
174	1	0.000000	0.000000	0.090000	0.029000
175	1	0.000000	0.000000	0.090500	0.029000
176	1	0.000000	0.000000	0.090000	0.029000
177	1	0.000000	0.000000	0.090000	0.029000
178	1	0.000000	0.000000	0.090000	0.029000
179	1	0.000000	0.000000	0.090000	0.029000
180	1	0.000000	0.000000	0.089500	0.029000
181	1	0.000000	0.000000	0.090000	0.029000
182	1	0.000000	0.000000	0.089000	0.029000
183	1	0.000000	0.000000	0.090000	0.029000
184	1	0.000000	0.000000	0.089000	0.029000
185	1	0.000000	0.000000	0.090000	0.029000
186	1	0.000000	0.000000	0.089500	0.029000
187	1	0.000000	0.000000	0.090000	0.029000
188	1	0.000000	0.000000	0.090000	0.029000
189	1	0.000000	0.000000	0.089000	0.029000
190	1	0.000000	0.000000	0.089500	0.029000
191	1	0.000000	0.000000	0.090000	0.029000
192	1	0.000000	0.000000	0.092500	0.029000
193	1	0.000000	0.000000	0.092000	0.029000
194	1	0.000000	0.000000	0.092500	0.029000
195	1	0.000000	0.000000	0.092500	0.029000
196	1	0.000000	0.000000	0.092000	0.029000
197	1	0.000000	0.000000	0.091500	0.029000
198	1	0.000000	0.000000	0.092500	0.029000
199	1	0.000000	0.000000	0.089500	0.029000
200	1	0.000000	0.000000	0.090500	0.029000
201	1	0.000000	0.000000	0.092500	0.029000
202	1	0.000000	0.000000	0.089500	0.029000
203	1	0.000000	0.000000	0.089500	0.029000
204	1	0.000000	0.000000	0.091500	0.029000
205	1	0.000000	0.000000	0.092500	0.029000
206	1	0.000000	0.000000	0.090500	0.029000
207	1	0.000000	0.000000	0.090500	0.029000
208	1	0.000000	0.000000	0.089500	0.029000
209	1	0.000000	0.000000	0.091000	0.029000

KEY	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers
1		0						0		435	2
2		0						0		100	2
3		0						0		396	2
4		0				20	1	60		141	1
5		0				20	1	60		46	4
6		0				20	1	60		10	3
7		0				98	1	60		4	4
8		0				20	1	60		372	1
9		0						0		408	3
10		0				20	1	60		182	1
11		0				20	1	36		111	1
12		0				98	1	60		2	3
13		0						0		166	2
14		0						0		361	4
15		0				20	1	60		3	4
16		0				98	1	60		423	2
17		0				20	1	60		376	2
18		0						0		419	3
19		0						0		344	2
20		0				20	1	60		167	4
21		0						0		446	2
22		0				20	1	60		82	1
23		0				20	1	60		321	2
24		0				20	1	60		403	1
25		0						0		90	1
26		0				20	1	60		17	1
27		0				98	1	60		56	2
28		0						0		342	1
29		0				20	1	60		81	3
30		0						0		297	1
31		0				98	1	60		8	1
32		0						0		131	9
33		0						0		410	1
34		0				98	1	60		5	2
35		0				98	1	60		93	4
36		0				20	1	60		12	1
37		0						0		42	3
38		0				98	1	60		411	2
39		0				98	1	60		67	4
40		0				20	1	60		363	2
41		0				20	1	60		402	1
42		0				98	1	60		333	1
43		0						0		154	1
44		0				98	1	36		377	5
45		0				98	1	60		161	1
46		0				98	1	60		280	2
47		0				20	1	60		33	3
48		0				98	1	60		352	1
49		0				98	1	60		373	1
50		0				20	1	60		327	1
51		0				20	1	60		404	2
52		0				98	1	60		102	1
53		0				98	1	60		353	1
54		0				98	1	60		287	1
55		0				98	1	60		341	1
56		0				98	1	60		124	1
57		0				20	1	60		379	1
58		0				20	1	60		293	3
59		0				20	1	60		413	2
60		0				98	1	60		147	1
61		0				20	1	36		358	1
62		0				20	1	60		88	2
63		0				98	1	60		30	1
64		0				20	1	60		374	1
65		0				98	1	60		1	4
66		0				98	1	60		35	1
67		0				98	1	60		383	2
68		0				20	1	60		62	1
69		0				20	1	60		409	2
70		0				20	1	60		50	1
71		0						0		203	2
72		0				98	1	60		66	3
73		0				20	1	60		70	1
74		0						0		160	4
75		0						0		28	3
76		0				20	1	60		72	3
77		0				20	1	60		116	8
78		0				98	1	60		222	2
79		0				20	1	60		1	4
80		0				20	1	60		362	1
81		0				20	1	60		381	1
82		0				98	1	60		317	1
83		0				20	1	60		401	1
84		0				98	1	60		386	3
85		0				98	1	60		384	2
86		0				20	1	60		207	2
87		0				98	1	60		434	1
88		0				98	1	60		389	2
89		0				98	1	60		325	3
90		0				20	1	60		385	1
91		0				20	1	60		63	1
92		0				20	1	36		162	1
93		0				98	1	60		233	2
94		0				98	1	60		22	1
95		0				98	1	60		24	1
96		0				98	1	60		29	1
97		0				98	1	48		1	2
98		0				20	1	60		390	1
99		0				20	1	60		3	3
100		0				20	1	60		427	1
101		0				20	1	60		21	2
102		0				20	1	60		58	3
103		0				20	1	60		447	3
104		0				98	1	60		364	10
105		0				98	1	60		204	1
106		0				20	1	60		134	3
107		0				20	1	60		424	3
108		0				98	1	60		320	1
109		0				98	1	60		129	1
110		0				98	1	36		443	5
111		0				98	1	60		4	4
112		0						0		95	1
113		0				98	1	60		394	3
114		0				20	1	60		43	1
115		0						0		378	2
116		0				20	1	60		132	2
117		0				98	1	60		127	2
118		0				20	1	60		59	2
119		0				98	1	60		76	1
120		0				98	1	60		139	1
121		0				20	1	60		360	2
122		0				98	1	60		397	3
123		0				20	1	60		285	2
124		0				20	1	60		314	1
125		0				98	1	36		103	1
126		0				20	1	60		318	2
127		0				98	1	60		445	2
128		0				98	1	60		335	1
129		0				98	1	60		51	1
130		0				98	1	60		391	1
131		0				98	1	60		238	2
132		0				98	1	60		209	1
133		0				20	1	60		407	2
134		0				20	1	60		306	1
135		0				20	1	60		241	1
136		0				20	1	60		444	2
137		0				98	1	60		406	2
138		0				98	1	60		322	3
139		0				20	1	60		118	1
140		0				20	1	60		359	3
141		0				20	1	60		205	2
142		0						0		448	1
143		0				98	1	60		392	4
144		0				20	1	48		298	1
145		0				98	1	60		16	1
146		0				20	1	60		305	4
147		0				20	1	60		343	1
148		0				20	1	60		74	1
149		0				98	1	60		420	1
150		0				20	1	60		334	1
151		0				98	1	60		429	8
152		0				20	1	60		365	3
153		0				20	1	60		400	2
154		0				98	1	60		115	2
155		0				20	1	60		355	6
156		0				20	1	60		77	1
157		0						0		208	1
158		0				20	1	60		176	1
159		0				98	1	60		213	1
160		0						0		84	2
161		0				20	1	60		52	1
162		0				20	1	60		54	2
163		0				20	1	60		380	2
164		0				98	1	60		345	1
165		0				98	1	60		398	3
166		0				98	1	60		164	3
167		0				98	1	60		328	3
168		0				98	1	60		356	2
169		0				98	1	60		290	1
170		0				98	1	60		105	2
171		0				98	1	60		158	2
172		0				98	1	60		104	1
173		0				98	1	60		87	1
174		0				98	1	60		2	3
175		0				98	1	60		304	4
176		0				98	1	60		136	1
177		0				98	1	60		283	1
178		0				98	1	60		6	2
179		0				98	1	60		96	3
180		0				98	1	60		135	1
181		0				98	1	60		15	1
182		0				98	1	60		89	2
183		0				98	1	60		226	1
184		0				98	1	60		349	2
185		0				98	1	60		18	1
186		0				98	1	60		38	2
187		0				98	1	60		388	4
188		0				98	1	60		323	1
189		0				98	1	60		32	1
190		0				98	1	60		347	1
191		0				98	1	60		60	1
192		0				98		60		7	1
193		0				98		60		109	1
194		0						0		25	1
195		0				98		60		417	1
196		0				98		60		114	2
197		0				98		60		178	3
198		0				98		60		415	1
199		0				98		60		125	4
200		0				98		60		357	1
201		0				98		60		86	1
202		0				98		60		369	1
203		0				98		60		9	1
204		0				98		60		337	3
205		0						0		430	1
206		0				98		36		94	1
207		0				98		60		37	2
208		0				98		60		332	1
209								0		215	2

KEY	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion
1	0		40	11	5	1
2	0		1	0	0	1	20111025
3	0		3.4	0	6	1	20111025
4	0		3	2	0	1	20111205
5	1		8		0	1	20111025
6	1		2	6	11	1	20111025
7	0		0		21	1
8	0		0		0	1	20111025
9	1		4		8	1	20111025
10	1		4.6		12	1	20111025
11	0		3		0	1	20111025
12	0		6	1	8	1
13	0		5	20	0	1	20111025
14	1		29		26	1	20111025
15	1		29		5	1	20111025
16	0		1.6		0	1	20111205
17	0		9		0	1	20111025
18	0		2.4	12	8	1	20111025
19	1		2	9	16	1
20	1		29		7	1	20111025
21	0		8		5	1	20111025
22	1		3		2	1	20111025
23	0		4	4	3	1	20111025
24	0		4		0	1	20111025
25	1		12	3	6	1	20111025
26	0		2.6		0	1	20111025
27	1		21	12	30	1
28	0		7		0	1	20111025
29	1		33	30	10	1	20111025
30	1		27	3	5	1	20111025
31	0		2		0	1
32	0		2	2	33	1	20111025
33	0		16		5	1	20111025
34	0		3	3	0	1
35	0		10		0	1
36	0		2		0	1	20111205
37	1		4		0	1	20111205
38	0		5	3	1	1
39	1		7		9	1
40	0		24		0	1	20111025
41	1		8	2	6	1	20111025
42	1		3	4	0	1
43	0		5		6	1
44	1		0	2	2	1
45	1		5		2	1	20111205
46	0		12		0	1	20111205
47	1		28		13	1	20111205
48	0		6		0	1
49	0		7	8	0	1
50	0		3.8	5	0	1	20111025
51	0		16	11	0	1	20111025
52	0		3	2	3	1	20111205
53	1		3		5	1
54	0		3	0	0	1	20111205
55	0		14	11	4	1
56	1		3	3	2	1
57	0		3.6		8	1	20111205
58	0		0		11	1	20111025
59	1		31		10	1	20111025
60	0		4.6	3	0	1
61	0		0		7	1	20111025
62	0		1.8		2	1	20111025
63	0		5	12	5	1
64	1		6		12	1	20111025
65	0		8	8	19	1	20111205
66	0		7		5	1
67	0		10		0	1	20111205
68	0		3	2	5	1	20111205
69	1		25	25	24	1	20111025
70	1		16		0	1	20111025
71	0		10	16	10	1
72	0		2	27	2	1
73	0		5		0	1	20111025
74	1		8		0	1	20111025
75	0		6		12	1
76	0		10		4	1	20111025
77	1		5		7	1	20111025
78	0		6	0	0	1	20111205
79	0		8	25	19	1	20111025
80	0		15	18	7	1	20111025
81	0		20	1	0	1	20111025
82	0		5	0	0	1
83	0		9		11	1	20111025
84	1		15		14	1	20111205
85	0		5	6	0	1	20111205
86	0		25		0	1	20111205
87	1		15	11	5	1
88	0		17		3	1
89	1		21	15	0	1
90	0		10		1	1	20111025
91	0		22		3	1	20111025
92	1		1		0	1	20111025
93	0		9	7	8	1
94	0		6	4	1	1
95	0		20		7	1	20111205
96	0		5	2	0	1
97	0		7	24	0	1
98	0		11		2	1	20111025
99	0		29		5	1	20111025
100	0		1		2	1	20111025
101	0		7		7	1	20111205
102	1		10		8	1	20111025
103	1		9		7	1	20111025
104	0		3	6	12	1
105	0		1	1	0	1
106	0		5		1	1	20111025
107	1		20		14	1	20111025
108	0		4	8	4	1
109	0		3		9	1
110	0		12	1	6	1
111	0		0		21	1
112	1		15		6	1	20111025
113	1		23		0	1	20111205
114	0		0.01		0	1	20111205
115	0		14	1	0	1	20111205
116	0		9.5		0	1	20111025
117	0		11.9		2	1	20111205
118	1		15	15	0	1	20111025
119	1		15		4	1
120	0		3	2	0	1
121	0		2	11	6	1	20111025
122	1		10	2	0	1
123	0		11		0	1	20111025
124	0		0.5	12	0	1	20111025
125	0		1		4	1
126	1		23	35	3	1	20111025
127	1		40	30	25	1	20111205
128	0		11		0	1
129	0		1.6		0	1	20111205
130	0		8		4	1
131	0		6		2	1
132	0		2.6		0	1	20111205
133	0		17		0	1	20111025
134	1		25		17	1	20111025
135	0		3		4	1	20111025
136	1		30		4	1	20111025
137	1		1	1	0	1	20111205
138	1		35	35	0	1
139	0		9	5	2	1	20111025
140	0		1.5	17	2	1	20111025
141	0		17	16	3	1	20111025
142	1		20		0	1	20111025
143	1		10		6	1
144	0		11.7		3	1	20111025
145	0		5	6	0	1	20111205
146	1		25		7	1	20111025
147	1		17	27	18	1	20111205
148	1		10		6	1	20111025
149	0		2	10	0	1
150	0		11		0	1	20111025
151	1		7		0	1	20111205
152	0		0.6		0	1	20111025
153	1		18		0	1	20111025
154	1		15	6	2	1
155	1		29		5	1	20111025
156	1		6		1	1	20111025
157	1		20		8	1	20111205
158	0		2.9		3	1	20111025
159	1		5.6		0	1
160	0		6	0	3	1
161	1		8		4	1	20111025
162	0		32		0	1	20111025
163	0		4		0	1	20111025
164	0		24	1	13	1
165	1		16		12	1
166	0		5		9	1
167	1		32		23	1
168	0		5	4	0	1
169	1		3.5		2	1
170	0		8	3	3	1
171	0		8	13	0	1
172	1		12		5	1
173	1		4.9	2	0	1
174	0		6	1	0	1
175	0		9.25		0	1
176	1		7		0	1
177	0		11		22	1
178	0		4.9		0	1
179	0		6.6		0	1
180	1		1		7	1
181	0		15		3	1
182	0		10		0	1
183	0		7		2	1
184	0		5	1	0	1
185	1		9		2	1
186	1		4		0	1
187	1		33		0	1
188	1		19		9	1
189	0		1.6		7	1
190	0		6	0.7	6	1
191	0		43		13	1
192	1		10		1	1
193	0		2		2	1
194	0		0.1	4	0	1
195	0		15		13	1
196	0		1	1.5	5	1
197	0		1	6	0	1
198	0		27		11	1
199	0		11		0	1
200	0		2.9		2	1
201	0		0.2		0	1
202	1		11.5		3	1
203	1		11		0	1
204	0		9	9	9	1
205	0		11		4	1
206	0		10	3	1	1
207	0		10		1	1
208	1		7	7	13	1
209	0		3	3	3	1
KEY	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History
1	795												000000000000
2	680	726		3									000000000000
3	801	798		3									000000000000
4	714	690		3									000000000000
5	751	760		3									000000000000
6	790	792		3									000000000000
7	710												000000000000
8	782	681		3									000000000000
9	746	674		3									000000000000
10	764	744		3									000000000000
11	787	797		3									000000000000
12	736												000000000000
13	803	785		3									000000000000
14	771	764		3									000000000000
15	783	790		3									000000000000
16	730	748		3									000000000000
17	779	791		3									000000000000
18	787	801		3									000000000000
19	801												000000000000
20	724	706		3									000000000000
21	700	708		3									000000000000
22	791	800		3									000000000000
23	772	766		3									000000000000
24	766	757		3									000000000000
25	794	774		3									000000000000
26	720	720		3									000000000000
27	821												000000000000
28	690	695		3									000000000000
29	767	784		3									000000000000
30	749	726		3									000000000000
31	768												000000000000
32	792	774		3									000000000000
33	662	687		3									000000000000
34	716												000000000000
35	793												000000000000
36	801	769		3									000000000000
37	716	707		3									000000000000
38	773												000000000000
39	794												000000000000
40	767	779		3									000000000000
41	714	740		3									000000000000
42	780												000000000000
43	807												000000000000
44	783												000000000000
45	797	781		3									000000000000
46	718	713		3									000000000000
47	805	696		3									000000000000
48	797												000000000000
49	782												000000000000
50	770	778		3									000000000000
51	816	813		3									000000000000
52	776	773		3									000000000000
53	793												000000000000
54	788	779		3									000000000000
55	777												000000000000
56	779												000000000000
57	759	756		3									000000000000
58	781	778		3									000000000000
59	797	759		3									000000000000
60	805												000000000000
61	790	772		3									000000000000
62	760	780		3									000000000000
63	791												000000000000
64	734	779		3									000000000000
65	788	787		3									000000000000
66	755												000000000000
67	798	728		3									000000000000
68	786	761		3									000000000000
69	803	784		3									000000000000
70	756	778		3									000000000000
71	775												000000000000
72	801												000000000000
73	738	771		3									000000000000
74	745	756		3									000000000000
75	782												000000000000
76	748	762		3									000000000000
77	732	768		3									000000000000
78	757	775		3									000000000000
79	782	781		3									000000000000
80	783	793		3									000000000000
81	806	789		3									000000000000
82	773												000000000000
83	798	782		3									000000000000
84	756	762		3									000000000000
85	767	768		3									000000000000
86	766	712		3									000000000000
87	779												000000000000
88	780												000000000000
89	789												000000000000
90	758	751		3									000000000000
91	764	779		3									000000000000
92	751	759		3									000000000000
93	713												000000000000
94	760												000000000000
95	749	741		3									000000000000
96	797												000000000000
97	764												000000000000
98	763	764		3									000000000000
99	773	790		3									000000000000
100	746	764		3									000000000000
101	773	762		3									000000000000
102	765	738		3									000000000000
103	749	721		3									000000000000
104	740												000000000000
105	750												000000000000
106	778	763		3									000000000000
107	801	796		3									000000000000
108	793												000000000000
109	780												000000000000
110	764												000000000000
111	710												000000000000
112	806	804		3									000000000000
113	797	759		3									000000000000
114	766	797		3									000000000000
115	767	784		3									000000000000
116	759	805		3									000000000000
117	782	745		3									000000000000
118	777	769		3									000000000000
119	723												000000000000
120	802												000000000000
121	804	793		3									000000000000
122	767												000000000000
123	800	801		3									000000000000
124	793	795		3									000000000000
125	756												000000000000
126	785	770		3									000000000000
127	776	782		3									000000000000
128	711												000000000000
129	797	779		3									000000000000
130	769												000000000000
131	791												000000000000
132	717	692		3									000000000000
133	754	754		3									000000000000
134	723	725		3									000000000000
135	762	800		3									000000000000
136	724	701		3									000000000000
137	806	781		3									000000000000
138	752												000000000000
139	722	674		3									000000000000
140	786	786		3									000000000000
141	787	783		3									000000000000
142	792	800		3									000000000000
143	737												000000000000
144	745	789		3									000000000000
145	770	765		3									000000000000
146	738	742		3									000000000000
147	786	768		3									000000000000
148	710	732		3									000000000000
149	790												000000000000
150	789	786		3									000000000000
151	794	772		3									000000000000
152	777	781		3									000000000000
153	776	772		3									000000000000
154	715												000000000000
155	767	759		3									000000000000
156	785	797		3									000000000000
157	768	733		3									000000000000
158	779	737		3									000000000000
159	800												000000000000
160	728												000000000000
161	793	782		3									000000000000
162	782	780		3									000000000000
163	756	768		3									000000000000
164	762												000000000000
165	786												000000000000
166	751												000000000000
167	743												000000000000
168	779												000000000000
169	776												000000000000
170	789												000000000000
171	798												000000000000
172	794												000000000000
173	797												000000000000
174	736												000000000000
175	802												000000000000
176	731												000000000000
177	812												000000000000
178	790												000000000000
179	706												000000000000
180	786												000000000000
181	708												000000000000
182	772												000000000000
183	756												000000000000
184	789												000000000000
185	778												000000000000
186	798												000000000000
187	759												000000000000
188	756												000000000000
189	808												000000000000
190	796												000000000000
191	806												000000000000
192	753												000000000000
193	782												000000000000
194	690												000000000000
195	791												000000000000
196	725												000000000000
197	741												000000000000
198	770												000000000000
199	794												000000000000
200	797												000000000000
201	806												000000000000
202	775												000000000000
203	755												000000000000
204	743												000000000000
205	793												000000000000
206	764												000000000000
207	784												000000000000
208	746												000000000000
209	696												000000000000
KEY	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
1			18750	10833	-1827.08		29583.34	27756.26	0	5		2
2			10416.67	12083	0		22500	22500	0	5		2
3			21666.67	5000	490		26666.67	27156.67	0	5		2
4			18662	0	0	0	18662	18662	0	5		2
5			32348		-6194		32348	26154	0	4		3
6			9621.32	0	12917.11	2668	9621.32	25206.26	0	4		2
7			29975.26	0	0		29975.26	29975.26	0	5		2
8			0		13178		0	13178	0	5		3
9			0	0	95833.33		0	95833.33	0	4		2
10			0	0	20000		0	20000	0	4		2
11			11111.84	2144	0	0	13255.92	13255.92	0	5		3
12			19471.13	21615	0	0	37804.13	41086.13	0	5		2
13			38958.34	0	0		38958.34	38958.34	0	5		2
14			0		240860		0	240860	0	5		3
15			0		52411		0	52411	0	4		3
16			17500	0	1558.45		17500	19058.45	0	5		2
17			19908.92	0	0		19908.92	19908.92	0	5		2
18			57740	11878	7802	0	69618	77420	0	5		3
19			0	12917	13045.84		12916.67	25962.51	0	4		2
20			0		78692		0	78692	0	4		2
21			32961	0	0		8333	32961	0	5		2
22			43799		-88		43799	43711	0	4		3
23			15833	6250	0	0	22083	22083	0	5		2
24			18750		17206		18750	35956	0	5		2
25			63405.42	0	0		23750	63405.42	0	4		2
26			10416.66		0		10416.66	10416.66	0	5		3
27			41666.67	0	0		41666.67	41666.67	0	4		2
28			20833.33	0	0		20833.33	20833.33	0	5		2
29			25374	15000	7179		40374	47553	0	4		2
30			32109	0	0		20705	32109	0	4		2
31			14262.5	0	0		14262.5	14262.5	0	5		2
32			0	0	55103.93		0	55103.93	0	5		2
33			124165	0	0		124165	124165	0	5		2
34			13000	0	0	20833	13000	33833.33	0	4		2
35			62620.84	0	0		62620.84	62620.84	0	5		2
36			12500		11128		12500	23628	0	5		2
37			38120		-232		38120	37888	0	4		3
38			11972.48	0	0	11875	11972.48	23847.48	0	5		2
39			20416.67	0	86111.92		20416.67	106528.59	0	4		2
40			35010	10958	159	0	45968.33	46127.33	0	5		2
41			11186	7808	0	674	18994	19668	0	4		2
42			27148	0	0	5701	27148	32848.83	0	4		2
43			30697	0	0		17083	30697	0	5		2
44			0	4583	19478.33	1154	4583.33	25215.3	0	4		2
45			13950	0	0		12133	13950	0	4		2
46			0	0	52204.67		0	52204.67	0	5		2
47			44582		0		44582	44582	0	4		2
48			13333.34	0	0		13333.34	13333.34	0	5		2
49			11065	5264	0		16329	16329	0	5		2
50			9625	7800	0	0	17425	17425	0	5		2
51			14475	6204	0	0	20678.9	20678.9	0	5		2
52			41751.24	0	2555.25	0	25084.24	44306.49	0	5		2
53			12880.66		27526		12880.66	40406.66	0	4		3
54			13750	11250	0	0	25000	25000	0	5		2
55			11730	20583	0	0	32313.33	32313.33	0	5		2
56			0	0	23880.25		0	23880.25	0	4		2
57			18333		7291		18333	25624	0	5		3
58			0	0	59876		0	59876	0	5		2
59			60689		10647		60689	71336	0	5		2
60				20833	0	0	20833.33	20833.33	0	5		2
61			0		12058.67		0	12058.67	0	5		2
62			46403.66	0	0		16666.66	46403.66	0	5		2
63			0	4435	35843.92	-174	4435.44	40105.36	0	5		3
64			20458	6517	23782	0	26974.67	50756.67	0	4		2
65			0	62500	0	216667	62500	279166.67	0	5		2
66			25000	0	0		25000	25000	0	5		2
67			16666.67		11250		16666.67	27916.67	0	5		2
68			35420	15208	0	0	50628	50628	0	5		2
69			0	0	58086.59		0	58086.59	0	4		2
70			0		111284		0	111284	0	4		3
71			26333.07	12882	0	1660	39215.22	40874.89	0	5		2
72			0	41917	0		41917	41917	0	5		2
73			64111.41	0	0		64111.41	64111.41	0	5		2
74			0		55759		0	55759	0	4		2
75			35868.78	0	10		35868.78	35878.78	0	5		2
76			54728.1	0	111577.5		54728.1	166305.6	0	5		2
77			85125		-4994		85125	80131	0	4		2
78			20267.26	11250	0	0	27558.93	31517.26	0	5		2
79			0	62500	-2995	206066	62500	265571	0	5		3
80			21462	6067	-923	0	27528.66	26605.66	0	5		2
81			26642.33	14166	0		40808.7	40808.7	0	5		2
82			16667	10096	2904		26763	29667	0	5		2
83			17083		20935		17083	38018	0	5		2
84			45701	0	32152.67	-9	45701	77844.88	0	4		3
85			22917	22500	0		28750.34	45417.34	0	5		2
86			38270.5	0	5936.42		38270.5	44206.92	0	5		2
87			0	4000	101964.33		4000	105964.33	0	4		2
88			0	0	23495.58	-333	0	23162.25	0	5		2
89			0	7000	49569.5	21227	7000	77796.17	0	4		2
90			216951		-1912		216951	215039	0	5		2
91			6500		26619		6500	33119	0	5		2
92			27467		-96		27467	27371	0	4		2
93			16650	20165	373		36815	37188	0	5		2
94			20833	20833	0		41666	41666	0	5		2
95			15077.96	0	10026.67		15077.96	25104.63	0	5		2
96			20833.35	9875	0	0	30708.35	30708.35	0	5		2
97			0	171851	0		62500	171850.84	0	5		2
98			69241		0		69241	69241	0	5		2
99			580	0	48797.33		580	49377.33	0	5		2
100			16666.66		10288		16666.66	26954.66	1	5		2
101			31250		48578		31250	79828	0	5		2
102			0		513926		0	513926	0	4		2
103			0	0	37200.33		0	37200.33	0	4		2
104			17598.59	0	33907		17598.59	51505.59	0	5		2
105			22525	20833	0		43358	43358	0	5		2
106			0	0	234232.67		0	234232.67	0	5		2
107			0	17500	96502	78570	17500	192572	0	4		2
108			15325.91	0	687.75	7593	9583.33	23606.19	0	5		2
109			24919.5	0	2083.34		24919.5	27002.84	0	5		2
110			51273	0	20188	0	51273	71461	0	5		2
111			0	0	29975.26		0	29975.26	0	5		2
112			100000		0		100000	100000	0	5		3
113			21083.33	0	21415.67		21083.33	42499	0	4		2
114			19000		1772.17		19000	20772.17	0	5		2
115			16666.67	17500	12372.77	0	34166.67	46539.44	0	5		3
116			30833		0		30833	30833	0	5		2
117			39583.32		0		39583.32	39583.32	0	5		3
118			21703	2083	196	0	23786	23982	0	4		3
119			0	0	41874.23		0	41874.23	0	4		2
120			17908	14499	0		27749	32407	0	5		2
121			89036.4	0	3164		89036.4	92200.4	0	5		2
122			16666.67	4167	1625		20833.34	22458.34	0	4		2
123			191847		13321		191847	205168	0	5		3
124			21666	6635	0	0	28301	28301	0	5		2
125			23749	0	3100		15833	26849	0	5		2
126			24965.08	0	393.24		24965.08	25358.32	0	4		2
127			0	100	26277.33	1916	100	28293.33	0	4		2
128			31538.5	0	31332		31538.5	62870.5	0	5		2
129			62425	0	0		62425	62425	0	5		2
130			19308	0	1516		12000	20824	0	5		2
131			15000	0	7341		15000	22341	0	5		2
132			25236.76		8683.34		25236.76	33920.1	0	5		2
133			0	0	58789.58		0	58789.58	0	5		2
134			227397	0	-1382	3442	227397	229457	0	4		2
135			16666		41666		16666	58332	0	5		2
136			255290		0		255290	255290	0	4		2
137			0	0	28470.46	0	0	28470.46	0	4		2
138			0	0	83500		0	83500	0	4		2
139			56990	10136	-43912	0	67126	23214	0	5		2
140			16667	13750	9302	0	30417	39719	0	5		3
141			0	0	302175		0	302175	0	5		2
142			3817.58	0	298113.57		3817.58	301931.15	0	4		2
143			0	0	39437.58		0	39437.58	0	4		2
144			20833		12520		20833	33353	0	5		2
145			33333.34	20833	0	0	54166.68	54166.68	0	5		2
146			0	0	138373	-11020	0	127353	0	4		2
147			108110	2545	-1794	0	110655	108861	0	4		3
148			12309		8174		12309	20483	0	4		3
149			35208.34	11306	0		25250.01	46514.18	0	5		2
150			260416.67	0	0		47916.67	260416.67	0	5		2
151			91666	0	0		91666	91666	0	4		2
152			90000		0		90000	90000	0	5		2
153			41641		0		41641	41641	1	5		3
154			14303	0	27250		14303	41553	0	4		2
155			0	0	171523.17		0	171523.17	0	4		2
156			16666.67	0	37500		16666.67	54166.67	0	4		2
157			0		60702		0	60702	0	4		2
158			16667		48833		16667	65500	0	5		3
159			98715.75	0	0		98715.75	98715.75	0	4		2
160			66457.67	34991	0		63782.06	101448.81	0	5		2
161			492222		-3249		492222	488973	0	4		2
162			220514		14154		220514	234668	0	5		2
163			0	0	112500		0	112500	0	5		2
164			132486.42	8464	11191.17		111346.17	152141.51	0	5		2
165			55830.17	0	252	-2351	55829.97	53730.97	0	5		2
166			43602	0			43602	43602	0	5		2
167			0	14583	0	0	14583.33	14583.33	0	4		3
168			19269.17	0		3152	19269.17	22421	0	5		2
169			21667	0			16667	21667	0	4		2
170			16693	8618			25311	25311	0	5		2
171			7000	10839	3848		14344	21687	0	5		2
172			41667	0			41667	41667	0	4		2
173			56250.01	0			16666.67	56250.01	0	4		2
174			19471.13	21615			37804.13	41086.13	0	5		2
175			0	0	53982.75		0	53982.75	0	5		2
176			46041.67	0			46041.67	46041.67	0	4		2
177			137044.79	0			25000	137044.79	0	5		2
178			24173.08	0			24173.08	24173.08	0	5		2
179			216540.86	0			216540.86	216540.86	0	5		2
180			0	0	44692.25		0	44692.25	0	4		2
181			29166.67	0			29166.67	29166.67	0	5		2
182			0	0	9917		0	9917	0	5		2
183			48677	0	-3738.75		48677	44938.25	0	5		2
184			26330	7500	908		33830	34738	0	5		2
185			36014.91	0			36014.91	36014.91	0	4		2
186			21769.89		15000		21769.89	36769.89	0	4		3
187			0	4059	68950		4059	73009	0	4		2
188			0	0	56165.58		0	56165.58	0	4		2
189			12500	0	2500		12500	15000	0	5		2
190			17333	10000			27333	27333	0	5		2
191			16000	0	4575.32	679	16000	21254.03	0	5		2
192			0		29373.25		0	29373.25	0	4		2
193			10417		25143		10417	35560	0	5		3
194			31250	0			31250	31250	0	5		2
195			2083.34		19226.96		2083.34	21310.3	0	5		2
196			16666.67	15416.66			32083.33	32083.33	0	5		2
197			41666.67	9583.34	6666.67		51250.01	57916.68	0	5		2
198			1000		31609.36		1000	32609.36	0	5		2
199			66666.67	0			66666.67	66666.67	0	5		2
200			76097	0	3467		76097	79564	0	5		2
201			12500		163.08		12500	12663.08	0	5		3
202			8544		1568		8544	10112	1	4		3
203			12779.42	0			12779.42	12779.42	0	4		2
204			41666.68	19614.52			61281.2	61281.2	0	5		2
205			67973.62	0			20833.34	67973.62	0	5		2
206			25000	24167	0	0	49167	49167	0	5		2
207			57249	0	-1871.92		57249	55377.08	0	5		2
208			33333	2500	417		35833	36250	0	4		2
209			22979.48	0	3360.33	-3910.17	18276.9	22429.64	0	5		2
KEY	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code
1		4		445928.5	11072.12	0.4400000				CLIO	CA	96106
2		4		89819.65	5689.59	0.3444000			100	SAN JOSE	CA	95112
3		4		394379	4209.20	0.2700000				SAN RAFAEL	CA	94901
4		4		41632.08	4547.22	0.3700000			100	BEDFORD	NH	03110
5		4		88679.31	7852.29	0.3759720			100	NEW YORK	NY	10038
6		4		523052.28	5433.29	0.3600000				SEBASTOPOL	CA	95472
7		4		222962	10482.60	0.4300000				INDIAN WELLS	CA	92210
8		3		733425.81	1171.64	0.3869790			100	LOS ANGELES	CA	90019
9		4		4664970.35	14094.29	0.2000000				LA JOLLA	CA	92037
10		4		321267.5	1420.59	0.2800000				HERMOSA BEACH	CA	90254
11		3		174281.56	1397.33	0.2678550			100	SAN FRANCISCO	CA	94114
12		4		1202236.51	15207.98	0.4400000				STINSON BEACH	CA	94970
13		4		1718910.88	5729.52	0.2600000			100	PRINCETON	NJ	08540
14		3		7312769.8	12744.69	0.0715690			0	PALO ALTO	CA	94304
15		3		1065861	21484.45	0.4676500			0	LAGUNA BEACH	CA	92651
16		4		1310078.3	4545.66	0.4000000			100	CORTE MADERA	CA	94925
17		4		298465.53	2849.11	0.3900000			100	SAN FRANCISCO	CA	94114
18		4		1781201.56	19087.49	0.3051950			0	LAFAYETTE	CA	94549
19		4		1722180.6	4676.92	0.3000000				RANCHO MIRAGE	CA	92270
20		3		217671.7	10767.05	0.1682770			0	SAN FRANCISCO	CA	94108
21		4		1431138.3	3224.35	0.2400000				LARCHMONT	NY	10538
22		4		195637.05	1794.57	0.1166580			0	SAN FRANCISCO	CA	94107
23		3		227638.33	3096.05	0.2531800			0	SAN FRANCISCO	CA	94109
24		3		375838.81	1953.31	0.1980900			100	SAN FRANCISCO	CA	94105
25		4		274154.65	2755.84	0.1200000				MONTCLAIR	NJ	07043
26		3		214178.84	1018.09	0.3561370			100	LARKSPUR	CA	94939
27		4		1357047.9	4371.87	0.1700000				EAST QUOGUE	NY	11942
28		4		2040624.3	4714.11	0.3900000			100	CARLSBAD	CA	92009
29		4		7554322	5665.81	0.2300000				ASHLAND	OR	97520
30		4		1907531.5	3185.07	0.2600000				PIEDMONT	CA	94611
31		4		186890.79	2339.04	0.4200000			100	CAMBRIDGE	MA	02138
32		4		1421909.5	9480.19	0.2700000				SAN FRANCISCO	CA	94115
33		4		3782636.63	11331.20	0.1200000			100	WOODSIDE	CA	94062
34		4		387620	3656.17	0.2200000			100	DUXBURY	MA	02332
35		4		1038502.3	19854.96	0.3600000			100	NEW YORK	NY	10011
36		3		292364.22	1778.57	0.2318170			100	BELLEVUE	WA	98004
37		4		491112.28	9095.02	0.3437860			100	OYSTER BAY	NY	11771
38		4		117467.5	1960.59	0.2400000				SAN FRANCISCO	CA	94109
39		4		3500606.82	27099.72	0.2900000				QUOGUE	NY	11959
40		4		1026116.7	16163.41	0.4815580			100	LOS ANGELES	CA	90015
41		3		244402.89	1798.70	0.4005410			0	SAN FRANCISCO	CA	94127
42		4		47503.73	3320.80	0.2200000			50.25	TIBURON	CA	94920
43		4		855090.06	2492.18	0.2100000				LEXINGTON	MA	02420
44		4		1223322.1	3347.81	0.3000000				DANVILLE	CA	94526
45		4		450221.14	1294.45	0.3900000			100	SAN FRANCISCO	CA	94103
46		4		179130.78	5766.58	0.1900000			100	MORAGA	CA	94556
47		3		1126608	14722.69	0.4159080			0	KENTFIELD	CA	94904
48		4		208252.63	1315.50	0.3300000			100	SAN FRANCISCO	CA	94118
49		4		123810.83	2385.82	0.3900000			100	LOS ANGELES	CA	90025
50		3		282059.42	1662.45	0.3378930			100	SAN FRANCISCO	CA	94117
51		3		1156381.42	4978.47	0.4010920			0	OAKLAND	CA	94611
52		4		1300772.9	5928.63	0.2300000				WESTON	MA	02493
53		3		2117481.1	7937.78	0.3005070			0	FRANKFORT	MI	49635
54		4		277474.72	2790.34	0.2900000			24	SAN FRANCISCO	CA	94118
55		4		87062.16	1737.37	0.1934030			0	Palo Alto	CA	94301
56		4		246177.5	4491.12	0.3700000				PIEDMONT	CA	94610
57		4		255524.58	2820.32	0.2432250			0	CORTE MADERA	CA	94925
58		4		23378754	4502.63	0.1300000				SAN FRANCISCO	CA	94109
59		3		217231.49	9717.04	0.2314230			0	SAN FRANCISCO	CA	94123
60		4		175785.71	1959.92	0.3090730			100	NEWTON	MA	02458
61		3		1189045.05	809.06	0.3603270			0	SAN FRANCISCO	CA	94121
62		4		1696640.85	11028.01	0.3400000				WINCHESTER	MA	01890
63		3		822609.53	1679.68	0.1562540			0	SAN RAFAEL	CA	94901
64		3		599530.57	3186.21	0.2059370			0	BEVERLY HILLS	CA	90211
65		4		25860820	25122.14	0.1000000				San Francisco	CA	94109
66		4		252148.78	3898.01	0.3400000				RYE	NY	10580
67		4		652421.33	5818.58	0.3800880			100	SAN JUAN CAPISTRANO	CA	92675
68		4		321835.1	2173.81	0.1374520			0	SAN FRANCISCO	CA	94110
69		4		1327343.2	7061.76	0.2500000				LOS ANGELES	CA	91604
70		3		525758.51	22804.03	0.2741200			100	NEW YORK	NY	10024
71		4		1030531.35	5172.60	0.2500000				STANFORD	CA	94305
72		4		1185020	4893.36	0.2300000				TIBURON	CA	94920
73		4		456660	806.95	0.1300000			100	BROOKLYN	NY	11211
74		3		574231.82	17258.95	0.4490760			100	LA JOLLA	CA	92037
75		4		377104.76	8900.49	0.3900000				STINSON BEACH	CA	94970
76		4		788338.29	47179.71	0.3300000				NEW YORK	NY	10017
77		3		111173.17	15280.27	0.2867980			0	NEWTON	MA	02458
78		4		72576.88	7712.47	0.4100000			100	PIEDMONT	CA	94611
79		3		13374387.59	29070.57	0.1276480			0	SAN FRANCISCO	CA	94133
80		3		483286.8	3385.13	0.2715010			0	SAN FRANCISCO	CA	94118
81		4		1288885.1	2041.55	0.2400000			100	SAN FRANCISCO	CA	94121
82		4		1211357.13	2922.87	0.2600000			100	BURLINGAME	CA	94010
83		3		1215628.14	2310.64	0.1901740			0	SAN FRANCISCO	CA	94118
84		3		385253.04	6343.46	0.1496660			0	NAPA	CA	94558
85		4		572264.1	5229.52	0.2300000			100	SAN FRANCISCO	CA	94131
86		4		527747.6	7893.86	0.3000000			100	NEW YORK	NY	10003
87		4		5129387.7	2320.89	0.0700000				SAN FRANCISCO	CA	94115
88		4		493840.5	2315.31	0.3200000				TIBURON	CA	94920
89		4		1806729.4	17176.43	0.2863000				BLAINE COUNTY	ID	83333
90		3		2652103.01	21754.96	0.1195750			0	SAN FRANCISCO	CA	94118
91		3		473501.37	1786.06	0.1860280			0	SAN FRANCISCO	CA	94115
92		3		3334231.89	6447.22	0.3756000			100	MALIBU	CA	90265
93		4		781869.5	2591.83	0.2000000				PIEDMONT	CA	94611
94		4		278694.28	4338.99	0.2300000				SAN FRANCISCO	CA	94114
95		4		1387942.5	2982.84	0.3400000				SAN FRANCISCO	CA	94117
96		4		346523.67	1587.43	0.2307490			100	PIEDMONT	CA	94611
97		4		15064522	30070.41	0.1900000				SAN FRANCISCO	CA	94133
98		3		309227.16	3392.01	0.1689020			0	LOS ANGELES	CA	90024
99		4		2852971.1	16634.54	0.5000000				LAGUNA BEACH	CA	92651
100		3		142886.54	4656.50	0.3786330			0	NEW YORK	NY	10011
101		3		399938.73	10218.91	0.1932290			0	NANTUCKET	MA	02554
102		3		2683191.67	39207.21	0.0927730			0	NORTHPORT	NY	11768
103		4		6773486.5	7748.89	0.4300000				SAN FRANCISCO	CA	94131
104		4		1096749.7	11015.68	0.3200000				ORINDA	CA	94563
105		4		168327.01	2436.28	0.1800000			20	LOS GATOS	CA	95032
106		4		11898668.93	47688.04	0.2400000				LA CANADA FLINTRIDGE	CA	91011
107		3		1625776.37	23182.53	0.1705550			0	PARK CITY	UT	84060
108		4		192327.79	3637.87	0.4000000				SAN FRANCISCO	CA	94118
109		4		1128886.3	3067.37	0.3200000				SAN DIEGO	CA	92107
110		4		729881.6	12962.57	0.2603050			0	LAFAYETTE	CA	94549
111		4		222962	7315.82	0.4300000				NEWPORT BEACH	CA	92662
112		3		26921298.03	16914.73	0.2126890			0	SAN FRANCISCO	CA	94115
113		4		401175.8	8573.41	0.3400000			100	SAN FRANCISCO	CA	94118
114		3		272354	2202.31	0.3934590			100	PLEASANTON	CA	94566
115		3		1091910.45	7463.67	0.3134440			100	SAN FRANCISCO	CA	94115
116		3		635477.98	11541.12	0.3743106			100	VAIL	CO	81657
117		3		861528.28	4291.64	0.2630620			0	LOS ANGELES	CA	90077
118		3		503412.53	6183.40	0.4496280			100	CALABASAS AREA	CA	91302
119		4		197378.5	5940.43	0.2500000				TARZANA	CA	91356
120		4		576766.52	3120.00	0.2800000			100	WOODSIDE	CA	94062
121		4		227131.15	6458.66	0.1700000				LOS ALTOS	CA	94022
122		4		897961	5293.76	0.4300000			100	SAN RAFAEL	CA	94901
123		3		15012429.31	16698.53	0.1047850			100	SAN FRANCISCO	CA	94123
124		4		167430.8	3574.38	0.3700000			100	HILLSBOROUGH	CA	94010
125		4		1254387	4637.33	0.4100000				SAN FRANCISCO	CA	94115
126		4		417036	4873.66	0.3800000				SAN FRANCISCO	CA	94133
127		4		242746	1809.83	0.3100000				SAN FRANCISCO	CA	94117
128		4		272523.43	13332.85	0.2120701			100	WOODSIDE	CA	94062
129		4		1734733.72	11261.39	0.3000000			100	LOS ANGELES	CA	90210
130		4		611717	2443.79	0.4600000				SAN FRANCISCO	CA	94118
131		4		3068140.8	5662.18	0.2534434				SAUSALITO	CA	94965
132		3		410665.94	7549.69	0.4440260			100	PLEASANTON	CA	94566
133		4		3367380.5	9668.01	0.3500000			100	NEWPORT BEACH	CA	92660
134		3		4364634.61	29320.21	0.1779570			0	HOLLADAY	UT	84121
135		3		4938437.32	16585.73	0.2843284			0	TIBURON	CA	94920
136		3		4221438.43	46076.25	0.2272570			0	BEDFORD CORNERS	NY	10549
137		4		1295717.69	4850.81	0.4500000			100	SAN FRANCISCO	CA	94123
138		4		1375865	6594.72	0.1700000				RANCHO SANTA FE	CA	92067
139		3		1357511.86	4022.56	0.4129000			0	SANTA MONICA	CA	90402
140		3		3890633.11	10761.98	0.4362390			0	SAN FRANCISCO	CA	94114
141		4		2288878.23	17309.52	0.1000000				NEW YORK	NY	10013
142		4		69302224	2458.28	0.0500000			100	NANTUCKET	MA	02554
143		4		2431194	7200.27	0.3900000				MENLO PARK	CA	94025
144		3		881014.06	4300.21	0.3082620			0	SAN FRANCISCO	CA	94131
145		4		2875931.61	9111.32	0.3300000			100	WATER MILL	NY	11976
146		4		1163121.67	41895.91	0.4342890			0	HOLLADAY	UT	84121
147		4		928742.98	5972.72	0.1363180			0	SAN FRANCISCO	CA	94123
148		3		537615.26	4766.37	0.5715980			0	NEW YORK	NY	10075
149		4		888734	7252.46	0.3400000			100	TIBURON	CA	94920
150		4		1065391.7	22514.03	0.1400000			100	IRVINE	CA	92603
151		4		8342071.9	15489.48	0.2700000			100	SAN FRANCISCO	CA	94127
152		3		1445494.41	15737.07	0.2515230			100	SAN FRANCISCO	CA	94121
153		4		363742.44	3087.35	0.2452100			100	LOS ANGELES(BEVERLY HILL)	CA	90210
154		4		11021455	3826.08	0.3200000				BOSTON	MA	02116
155		4		4130812.2	52991.10	0.4000000				NEWPORT BEACH	CA	92663
156		4		1508628.71	1947.75	0.3100000				SAG HARBOR	NY	11963
157		3		2837402.5	5053.35	0.2063910			0	LOS ANGELES	CA	91356
158		3		780397.82	8688.01	0.2509620			0	NEW YORK	NY	10024
159		4		603457	14626.49	0.2300000			100	NEW YORK	NY	10023
160		4		1023995.6	10355.36	0.2100000				NEW YORK	NY	10282
161		3		2079150.45	6131.64	0.0332110			0	OLD WESTBURY	NY	11568
162		3		641449.13	13430.48	0.0968410			100	WATER MILL	NY	11976
163		4		27450690	10283.73	0.2900000			100	SAN FRANCISCO	CA	94123
164		4		3440512.8	7434.58	0.1000000				LOS ANGELES	CA	90049
165		3		498490.16	2233.01	0.1771870			0	SAN FRANCISCO	CA	94114
166		4		1043919.8	10966.80	0.3600000				ANGWIN	CA	94508
167		3		240708.89	1516.36	0.3803050			0	EMERALD HILLS	CA	94062
168		4		1053998	1827.07	0.3000000			100	SAN FRANCISCO	CA	94131
169		4		839387.71	2909.09	0.2600000				REDWOOD CITY	CA	94061
170		4		45988.96	6859.32	0.4500000				SAN FRANCISCO	CA	94131
171		4		412349.88	6406.00	0.4600000			100	ZEPHYR COVE	NV	89448
172		4		750686.24	1447.56	0.1300000				BROOKLYN	NY	11201
173		4		2019555.3	6724.25	0.2800000			100	NEW YORK	NY	10013
174		4		1204027	9235.59	0.4200000				PALO ALTO	CA	94301
175		4		643078.3	6542.80	0.2600000			100	SAN JOSE	CA	95120
176		4		67513.23	3029.45	0.1400000			100	TOPANGA	CA	90290
177		4		7484388	6093.14	0.0700000				NEW YORK	NY	10075
178		4		317416.55	2819.27	0.2500000			100	WELLESLEY	MA	02482
179		4		3379045	16001.57	0.1200000			100	NEW YORK	NY	10065
180		4		278613.13	4847.97	0.2300000				PALOS VERDES ESTATES	CA	90274
181		4		424378	3200.00	0.2600000				BELVEDERE	CA	94920
182		4		682829	2133.89	0.4200000			100	SAN FRANCISCO	CA	94122
183		4		390704	3523.45	0.1600000				CALABASAS	CA	91302
184		4		490976.85	7220.44	0.3800000			100	HILLSBOROUGH	CA	94010
185		4		249141.19	2108.76	0.1400000				SAN JOSE	CA	95125
186		3		888306.49	8926.64	0.3412430			100	SAN FRANCISCO	CA	94118
187		4		690443	14647.07	0.2300000			100	NAPA	CA	94558
188		4		311404.02	7208.07	0.2500000				HILLSBOROUGH	CA	94010
189		4		1168174	1798.32	0.3400000				MILL VALLEY	CA	94941
190		4		1249418.8	1631.56	0.1800000				MENLO PARK	CA	94025
191		4		907578	3318.12	0.3600000				BERKELEY	CA	94705
192		4		1377839.92	3153.42	0.3048580			0	NEWPORT BEACH	CA	92625
193		3		1862909.82	5768.16	0.2704770			0	HILLSBOROUGH	CA	94010
194		4		400691.88	3562.50	0.2500000			100	RYE	NY	10580
195		4		400637.7	1302.21	0.1661420			0	SAN DIEGO	CA	92110
196		4		969122.73	5133.33	0.2800000				BROOKLINE	MA	02445
197		4		1091009.25	13026.04	0.3100000				SOUTHAMPTON	NY	11968
198		3		3034096.46	4399.80	0.2543940				PORTOLA VALLEY	CA	94028
199		4		11692159.56	3486.92	0.1000000				NEW YORK	NY	10128
200		4		2285209.5	5497.68	0.1200000				SAN FRANCISCO	CA	94121
201		3		622664.84	1872.32	0.4163540			100	MILL VALLEY	CA	94941
202		3		182280.88	1508.22	0.4636050			0	SAN DIEGO AREA OF LA JOLL	CA	92037
203		4		270735.41	1785.24	0.3200000			100	NEW YORK	NY	10011
204		4		2635299	16576.34	0.3100000				TARZANA	CA	91356
205		4		1109435.92	3229.85	0.1400000				NEW YORK	NY	10026
206		3		1164488.77	4950.97	0.2139590			0	PALO ALTO	CA	94301
207		4		601619.91	7674.23	0.2300000				SAN FRANCISCO	CA	94118
208		4		2110523.65	1850.00	0.1600000				LOS ANGELES	CA	90049
209		4		1199466.45	6244.85	0.3900000				ENCINO	CA	91316
KEY	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score
1	6	2		330000.00	3	20110706
2	15	3	489000.00	489000.00	3	20101119
3	1	1		935000.00	3	20101108
4	1	1	549000.00	555000.00	3	20110427
5	4	3	690000.00	690000.00	3	20110211
6	1	2		1400000.00	3	20110301
7	6	2		775000.00	3	20110906
8	1	1	869000.00	869000.00	3	20110414
9	1	1		4200000.00	3	20101106
10	1	1		1000000.00	3	20101111
11	3	1	680000.00	680000.00	3	20110329
12	1	2		800000.00	3	20110727
13	3	1	780000.00	782000.00	3	20101130
14	6	1		4000000.00	3	20101215
15	4	3		1330000.00	3	20110413
16	1	1	849000.00	849000.00	3	20110719
17	3	3	865000.00	865000.00	3	20110209
18	1	1		3200000.00	3	20101028
19	6	1		1200000.00	3	20110615
20	4	1		1200000.00	3	20110512
21	1	1		940000.00	3	20101110
22	3	1		835000.00	3	20110106
23	2	1		950000.00	3	20101017
24	4	1	822700.00	825000.00	3	20110418
25	1	1		1000000.00	3	20101123
26	1	1	850000.00	850000.00	3	20110302
27	1	2		950000.00	3	20110822
28	6	1	1200000.00	1200000.00	3	20101101
29	1	1		1025000.00	3	20101221
30	1	1		2300000.00	3	20101122
31	3	1	880000.00	925000.00	3	20110726
32	1	1		7750000.00	3	20101216
33	1	1		5300000.00	3	20100622
34	1	1	907500.00	915000.00	3	20110602
35	2	1	1450000.00	1450000.00	3	20110901
36	1	1	1200000.00	1200000.00	3	20110427
37	1	1	925000.00	925000.00	3	20110415
38	3	1		1000000.00	3	20110912
39	1	2		1850000.00	3	20110630
40	4	2	1178000.00	1050000.00	3	20110114
41	1	1		1325000.00	3	20101210
42	1	1	1310000.00	1310000.00	3	20110914
43	1	1		1200000.00	3	20110829
44	6	1		2300000.00	3	20110726
45	1	1	993500.00	995000.00	3	20110713
46	1	1	995000.00	1000000.00	3	20110606
47	1	1		2350000.00	3	20110429
48	1	1	995000.00	995000.00	3	20110722
49	1	1	1225000.00	1225000.00	3	20110917
50	3	1	1012500.00	1012500.00	3	20110316
51	1	1	1015000.00	1015000.00	3	20110414
52	1	1		2300000.00	3	20110623
53	1	2		1450000.00	3	20110811
54	1	1	1245000.00	1245000.00	3	20110607
55	3	1		1375000.00	3	20110801
56	1	1		1150000.00	3	20110830
57	1	1		1150000.00	3	20110513
58	3	1		1575000.00	3	20101012
59	1	1		2650000.00	3	20101204
60	3	1	1105000.00	1105000.00	3	20110826
61	1	1		3500000.00	3	20101018
62	1	1		1200000.00	3	20110201
63	1	1		1800000.00	3	20110831
64	1	1		1275000.00	3	20101115
65	3	3		1225000.00	3	20110715
66	1	1		1310000.00	3	20110822
67	6	1	1155000.00	1155000.00	3	20110621
68	1	1		1160000.00	3	20110504
69	1	1		1750000.00	3	20101117
70	2	2	4925000.00	4925000.00	3	20101012
71	1	1		1800000.00	3	20110802
72	3	1		1450000.00	3	20110914
73	4	1	1230000.00	1230000.00	3	20101201
74	1	2	1325000.00	1370000.00	3	20101231
75	1	2		1375000.00	3	20110825
76	4	2		4700000.00	3	20101202
77	1	1		1675000.00	3	20110120
78	1	1	1227000.00	1230000.00	3	20110525
79	4	3		1450000.00	3	20110404
80	1	1		1400000.00	3	20100902
81	1	1	1500000.00	1500000.00	3	20110426
82	1	1	1642500.00	1600000.00	3	20110812
83	1	1		1800000.00	3	20110406
84	1	1		2500000.00	3	20110616
85	1	1	1800000.00	1800000.00	3	20110622
86	4	1	3340000.00	3340000.00	3	20110420
87	12	1		3050000.00	3	20110901
88	1	1		1350000.00	3	20110914
89	1	2		1940000.00	3	20110915
90	1	1		5300000.00	3	20110121
91	3	1		1300000.00	3	20110202
92	1	1	2625000.00	2625000.00	3	20110512
93	1	1		1450000.00	3	20110804
94	1	1		1310000.00	3	20110901
95	1	1		1395000.00	3	20110620
96	1	1	1325000.00	1310000.00	3	20110721
97	4	3		1480000.00	3	20110914
98	1	1		2425000.00	3	20101115
99	1	2		3500000.00	3	20101210
100	4	1		1620000.00	3	20110412
101	1	2		1785000.00	3	20110502
102	1	1		3500000.00	3	20101210
103	1	1		2475000.00	3	20110302
104	1	1		1650000.00	3	20110808
105	1	1	1340000.00	1340000.00	3	20110819
106	1	1		1800000.00	3	20110325
107	3	2		2000000.00	3	20101112
108	13	1		1750000.00	3	20110801
109	1	1		1780000.00	3	20110728
110	1	1		2100000.00	3	20110819
111	1	1		1915000.00	3	20110907
112	1	1		12000000.00	3	20101029
113	1	2	1600000.00	1600000.00	3	20110624
114	6	1	1460000.00	1460000.00	3	20110426
115	1	1	1800000.00	1800000.00	3	20110530
116	1	1	1683000.00	1880000.00	3	20110210
117	3	1		1450000.00	3	20110622
118	1	1	1660000.00	1660000.00	3	20110325
119	1	1		1575000.00	3	20110303
120	1	1	1602500.00	1605000.00	3	20110831
121	1	1		2250000.00	3	20101213
122	1	1	1700000.00	1700000.00	3	20110825
123	13	1	3410000.00	3410000.00	3	20100824
124	1	1	1825000.00	1825000.00	3	20110311
125	13	1		2900000.00	3	20110927
126	2	1		1750000.00	3	20100812
127	1	1		1950000.00	3	20110629
128	1	1	1700000.00	1750000.00	3	20110907
129	6	2	1865000.00	1865000.00	3	20110706
130	13	1		1750000.00	3	20110513
131	15	1		2000000.00	3	20110923
132	6	1	1800000.00	1800000.00	3	20110613
133	6	1	3900000.00	4300000.00	3	20101115
134	1	1		3050000.00	3	20101215
135	1	1		2700000.00	3	20101213
136	1	3		2000000.00	3	20110201
137	1	1	3825000.00	3825000.00	3	20110522
138	6	1	2100000.00	2200000.00	3	20110830
139	1	1		2500000.00	3	20110328
140	1	1		2800000.00	3	20101222
141	4	1		4300000.00	3	20110105
142	1	2	2400000.00	2600000.00	3	20101217
143	6	1		2550000.00	3	20110826
144	1	1		2100000.00	3	20100811
145	1	1	2100000.00	2100000.00	3	20110523
146	1	1		3350000.00	3	20101119
147	1	1		5500000.00	3	20110531
148	4	1		3000000.00	3	20101026
149	1	1	2150000.00	2250000.00	3	20110818
150	6	1	3100000.00	3100000.00	3	20110418
151	1	1	3265000.00	3265000.00	3	20110620
152	1	1	3275000.00	3275000.00	3	20100820
153	1	1	2425000.00	2425000.00	3	20110323
154	1	1		3125000.00	3	20110815
155	6	3		5150000.00	3	20101116
156	1	1		2900000.00	3	20101115
157	1	1		3250000.00	3	20110512
158	2	1		5000000.00	3	20101122
159	4	1	2750000.00	2750000.00	3	20110708
160	4	1		3250000.00	3	20110914
161	1	1		3550000.00	3	20110418
162	1	2	3300000.00	3300000.00	3	20091006			5675000	5	20110310
163	1	1	4775000.00	4775000.00	3	20101021
164	1	1		7200000.00	3	20110802
165	3	1		1900000.00	3	20110805
166	1	1		1275000.00	3	20110812
167	1	1		1300000.00	3	20110831
168	1	1	1460000.00	1460000.00	3	20110822
169	1	1		1050000.00	3	20110831
170	1	1		1825000.00	3	20110926
171	6	2	912500.00	1014000.00	3	20110926
172	1	1		1600000.00	3	20111003
173	4	1	4060000.00	4200000.00	3	20110624
174	1	1		3350000.00	3	20110705
175	1	1	1950000.00	1950000.00	3	20110523
176	1	1	894500.00	899000.00	3	20110606
177	2	1		8900000.00	3	20110628
178	1	1	1209000.00	1209000.00	3	20110707
179	1	1	4860000.00	4900000.00	3	20110713
180	1	1		2575000.00	3	20110805
181	1	1		2300000.00	3	20110719
182	1	1	1300000.00	1300000.00	3	20110715
183	6	1		1900000.00	3	20110728
184	1	1	2300000.00	2325000.00	3	20110801
185	1	1		1100000.00	3	20110810
186	1	1	2400000.00	2400000.00	3	20110808
187	1	2	858000.00	860000.00	3	20110812
188	1	1		3900000.00	3	20110914
189	1	1		2400000.00	3	20110818
190	1	1		1500000.00	3	20110831
191	1	1		2725000.00	3	20110830
192	6	1		2340000.00	3	20110520
193	1	1		2550000.00	3	20110601
194	1	1	1633000.00	1633000.00	3	20110609
195	1	1		1170000.00	3	20110530
196	1	1		1575000.00	3	20110617
197	1	2		2850000.00	3	20110627
198	1	1		2400000.00	3	20110711
199	2	1		4500000.00	3	20110808
200	1	1		2525000.00	3	20110717
201	1	1	1200000.00	1200000.00	3	20110713
202	1	1		1450000.00	3	20110826
203	2	1	925000.00	875000.00	3	20110825
204	1	1		1550000.00	3	20110801
205	4	1		2775000.00	3	20110805
206	1	1		2200000.00	3	20110812
207	1	1		3400000.00	3	20110830
208	1	1		2175000.00	3	20110825
209	1	1		1300000.00	3	20110829
KEY	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount
1	0.674242	0.674242	0	0	0
2	0.750000	0.750000	0	0	0
3	0.462460	0.462460	0	0	0
4	0.800000	0.800000	0	0	0
5	0.650000	0.650000	0	0	0
6	0.332143	0.332143	0	0	0
7	0.612903	0.612903	0	0	0
8	0.575374	0.575374	0	0	0
9	0.356548	0.166071	0	0	0
10	0.650000	0.550000	0	0	0
11	0.800000	0.800000	0	0	0
12	0.683750	0.683750	0	0	0
13	0.730000	0.730000	0	0	0
14	0.530000	0.155000	0	0	0
15	0.436090	0.436090	0	0	0
16	0.694935	0.694935	0	0	0							20110913	0	0
17	0.700000	0.700000	0	0	0
18	0.504334	0.191834	0	0	0
19	0.500000	0.500000	0	0	0
20	0.583333	0.500000	0	0	0
21	0.678577	0.678577	0	0	0
22	0.750000	0.750000	0	0	0
23	0.670526	0.670526	0	0	0
24	0.799806	0.799806	0	0	0
25	0.676500	0.676500	0	0	0
26	0.800000	0.800000	0	0	0
27	0.721053	0.721053	0	0	0
28	0.750000	0.581250	0	0	0
29	0.700000	0.700000	0	0	0
30	0.317283	0.317283	0	0	0
31	0.800000	0.800000	0	0	0
32	0.223194	0.094161	0	0	0
33	0.233915	0.137689	0	0	0
34	0.800000	0.800000	0	0	0
35	0.500000	0.500000	0	0	0
36	0.608333	0.608333	0	0	0							20111214	0	0
37	0.787027	0.787027	0	0	0
38	0.734000	0.734000	0	0	0
39	0.400000	0.400000	0	0	0
40	0.728571	0.728571	0	0	0
41	0.739623	0.603774	0	0	0
42	0.687023	0.595420	0	0	0
43	0.750000	0.654167	0	0	0
44	0.343478	0.343478	0	0	0
45	0.800000	0.800000	0	0	0
46	0.800000	0.800000	0	0	0
47	0.340426	0.340426	0	0	0
48	0.800000	0.800000	0	0	0
49	0.693878	0.653061	0	0	0
50	0.800000	0.800000	0	0	0
51	0.800000	0.800000	0	0	0
52	0.620435	0.355217	0	0	0
53	0.568966	0.568966	0	0	0
54	0.682731	0.682731	0	0	0
55	0.625455	0.625455	0	0	0
56	0.750000	0.750000	0	0	0
57	0.749565	0.749565	0	0	0
58	0.555556	0.555556	0	0	0
59	0.721509	0.344151	0	0	0
60	0.800000	0.800000	0	0	0
61	0.252571	0.252571	0	0	0
62	0.800000	0.750000	0	0	0
63	0.500000	0.500000	0	0	0
64	0.750000	0.750000	0	0	0
65	0.750000	0.750000	0	0	0							20111004	0	0
66	0.800000	0.701527	0	0	0
67	0.800000	0.800000	0	0	0
68	0.800000	0.800000	0	0	0
69	0.702857	0.562857	0	0	0
70	0.203046	0.203046	0	0	0
71	0.697561	0.522222	0	0	0
72	0.650000	0.650000	0	0	0
73	0.800000	0.800000	0	0	0
74	0.750000	0.750000	0	0	0
75	0.701818	0.701818	0	0	0
76	0.212766	0.212766	0	0	0
77	0.597015	0.597015	0	0	0
78	0.800000	0.800000	0	0	0
79	0.681034	0.681034	0	0	0							20111004	0	0
80	0.700000	0.700000	0	0	0
81	0.666667	0.666667	0	0	0
82	0.772188	0.615938	0	0	0
83	0.555556	0.555556	0	0	0
84	0.600000	0.400000	0	0	0
85	0.750000	0.555556	0	0	0
86	0.299401	0.299401	0	0	0
87	0.327869	0.327869	0	0	0
88	0.740741	0.740741	0	0	0
89	0.515464	0.515464	0	0	0
90	0.566038	0.188679	0	0	0
91	0.769231	0.769231	0	0	0
92	0.571429	0.380952	0	0	0
93	0.786207	0.700000	0	0	0
94	0.790076	0.790076	0	0	0
95	0.750000	0.750000	0	0	0
96	0.800000	0.800000	0	0	0
97	0.709459	0.709459	0	0	0
98	0.515464	0.453608	0	0	0
99	0.314286	0.314286	0	0	0
100	0.660494	0.660494	0	0	0
101	0.600000	0.600000	0	0	0
102	0.314286	0.314286	0	0	0
103	0.686869	0.444444	0	0	0
104	0.700000	0.650000	0	0	0
105	0.800000	0.800000	0	0	0
106	0.611111	0.611111	0	0	0
107	0.640000	0.640000	0	0	0
108	0.745600	0.628571	0	0	0
109	0.617978	0.617978	0	0	0
110	0.750000	0.523810	0	0	0							20111208	0	0
111	0.574413	0.574413	0	0	0
112	0.175000	0.091667	0	0	0
113	0.700000	0.700000	0	0	0
114	0.779452	0.779452	0	0	0
115	0.750000	0.750000	0	0	0
116	0.700000	0.700000	0	0	0
117	0.800000	0.800000	0	0	0
118	0.700000	0.700000	0	0	0
119	0.750000	0.750000	0	0	0
120	0.800000	0.737598	0	0	0
121	0.722222	0.544444	0	0	0
122	0.700000	0.700000	0	0	0
123	0.586510	0.351906	0	0	0
124	0.800000	0.700000	0	0	0
125	0.551724	0.431034	0	0	0
126	0.725714	0.725714	0	0	0
127	0.692308	0.692308	0	0	0
128	0.800000	0.800000	0	0	0
129	0.750000	0.750000	0	0	0
130	0.800000	0.800000	0	0	0
131	0.700000	0.700000	0	0	0
132	0.800000	0.800000	0	0	0
133	0.512821	0.384615	0	0	0
134	0.491803	0.491803	0	0	0
135	0.555556	0.555556	0	0	0
136	0.750000	0.750000	0	0	0
137	0.392157	0.392157	0	0	0
138	0.714286	0.714286	0	0	0
139	0.600000	0.600000	0	0	0
140	0.557143	0.557143	0	0	0
141	0.387209	0.387209	0	0	0
142	0.700000	0.700000	0	0	0
143	0.636863	0.636863	0	0	0
144	0.785714	0.785714	0	0	0
145	0.800000	0.800000	0	0	0
146	0.526866	0.526866	0	0	0
147	0.354545	0.318182	0	0	0
148	0.566667	0.566667	0	0	0
149	0.800000	0.800000	0	0	0
150	0.733871	0.572581	0	0	0
151	0.540582	0.540582	0	0	0
152	0.750000	0.549618	0	0	0
153	0.750000	0.750000	0	0	0
154	0.594647	0.594647	0	0	0
155	0.383495	0.383495	0	0	0
156	0.689655	0.689655	0	0	0
157	0.600000	0.600000	0	0	0
158	0.500000	0.400000	0	0	0
159	0.750000	0.750000	0	0	0
160	0.634769	0.634769	0	0	0
161	0.600000	0.600000	0	0	0
162	0.650000	0.650000	0	0	0
163	0.628272	0.628272	0	0	0
164	0.277778	0.208333	0	0	0
165	0.726842	0.726842	0	0	0
166	0.736471	0.736471	0	0	0
167	0.615385	0.615385	0	0	0
168	0.678082	0.678082	0	0	0
169	0.707619	0.707619	0	0	0
170	0.640655	0.640655	0	0	0
171	0.750000	0.750000	0	0	0
172	0.552098	0.489598	0	0	0
173	0.700000	0.675369	0	0	0
174	0.501493	0.501493	0	0	0
175	0.800000	0.800000	0	0	0
176	0.800000	0.800000	0	0	0
177	0.117978	0.117978	0	0	0
178	0.800000	0.800000	0	0	0
179	0.616255	0.616255	0	0	0
180	0.679612	0.640777	0	0	0
181	0.571739	0.571739	0	0	0
182	0.480769	0.480769	0	0	0
183	0.578947	0.578947	0	0	0
184	0.800000	0.800000	0	0	0
185	0.800000	0.800000	0	0	0
186	0.458333	0.458333	0	0	0
187	0.750000	0.750000	0	0	0
188	0.650000	0.525641	0	0	0
189	0.291667	0.291667	0	0	0
190	0.666000	0.666000	0	0	0
191	0.513761	0.477064	0	0	0
192	0.700000	0.700000	0	0	0
193	0.617647	0.431373	0	0	0
194	0.734844	0.734844	0	0	0
195	0.625641	0.540171	0	0	0
196	0.698413	0.698413	0	0	0
197	0.500000	0.500000	0	0	0
198	0.562500	0.458333	0	0	0
199	0.214667	0.214667	0	0	0
200	0.574257	0.475248	0	0	0
201	0.800000	0.800000	0	0	0
202	0.666207	0.666207	0	0	0
203	0.800000	0.800000	0	0	0
204	0.451613	0.451613	0	0	0
205	0.639640	0.639640	0	0	0
206	0.750000	0.750000	0	0	0
207	0.607353	0.441176	0	0	0
208	0.551724	0.551724	0	0	0
209	0.678846	0.563462	0	0	0

KEY	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16	0.047500	3077.72				0	0	0	1
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36	0.045000	3698.81	0.05	0	20210601	0	0	0	1
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65	0.036500	2794.53	0.05	0	20180801	120	0	0	1
66
67
68
69
70
71
72
73
74
75
76
77
78
79	0.042000	4829.05	0.05	0	20180501	0	0	0	1
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110	0.046000	5639.09				0	0	0	1
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209

KEY	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1		45	33		20410901	18,750.00			10,833.00			Full	2 years	2 Months
2		6	10		20410101	10,417.00			12,083.00			Full	2 years	2 Months
3		32	22		20260101	21,667.00			5,000.00			Full	2 years	2 Months
4		14	10		20410801	18,662.00	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
5		8			20410501	32,348.00						Full	2 years	2 Months
6		38	5		20260401	9,621.00						Full	2 years	2 Months
7		35			20411001	29,975.00						Full	2 years	2 Months
8		12			20260501							Full	2 years	1 Month
9		17		800000	20260101							Full	2 years	2 Months
10		20		100000	20260101							Full	2 years	2 Months
11		3	5		20410501	11,112.00			2,144.00			Full	2 years	1 Month
12		8	15		20410901	19,471.00	0.00	0.00	18,333.00	3,282.00	0.00	Full	2 years	2 Months
13		29			20260201	38,958.00						Full	2 years	2 Months
14		29	25	1500000	20260201							Full	2 years	1 Month
15		30			20410601							Full	2 years	1 Month
16		20			20410901	17,500.00						Full	2 years	2 Months
17		24			20260401	19,909.00						Full	2 years	2 Months
18		30	30	1000000	20260201	57,740.00	10,691.00		11,878.00			Full	2 years	2 Months
19		10			20410901				12,917.00			Full	2 years	2 Months
20		29		100000	20410601							Full	2 years	1 Month
21		13			20260101	8,333.00		24,628.00				Full	2 years	2 Months
22		9			20410301	43,799.00						Full	2 years	2 Months
23		12	7		20401201	15,833.00			6,250.00			Full	2 years	1 Month
24		6			20260601	18,750.00	17,206.00					Full	2 years	1 Month
25		21	3		20260101	23,750.00	39,655.00					Full	2 years	2 Months
26		21			20410401	10,417.00						Full	2 years	1 Month
27		34	34		20411001	41,667.00						Full	2 years	2 Months
28		7		202500	20401201	20,833.00						Full	2 years	2 Months
29		33	30		20260201	25,374.00			15,000.00			Full	2 years	2 Months
30		31	3		20260101	20,705.00	11,404.00					Full	2 years	2 Months
31		10			20410901	14,262.00	0.00	0.00				Full	2 years	2 Months
32		2	2	1000000	20260201							Full	2 years	2 Months
33		16		510000	20401201	124,165.00						Full	2 years	2 Months
34		20	10		20410901	13,000.00						Full	2 years	2 Months
35		30			20411001	62,621.00						Full	2 years	2 Months
36		25			20410601	12,500.00	12,051.00					Full	2 years	1 Month
37		13			20410801	38,120.00						Full	2 years	2 Months
38		12	10		20411001	11,972.00						Full	2 years	2 Months
39		20			20411101	20,417.00						Full	2 years	2 Months
40		24	7		20260401	35,010.00			10,958.00			Full	2 years	2 Months
41		20	10	180000	20260101	11,186.00			7,808.00	674.00		Full	2 years	1 Month
42		8	9	120000	20411001	27,148.00						Full	2 years	2 Months
43		10		115000	20411001	17,083.00	13,614.00					Full	2 years	2 Months
44		20	12		20410901	0.00	0.00	0.00	4,583.00	0.00	0.00	Full	2 years	2 Months
45		21			20410801	12,133.00	1,817.00	0.00				Full	2 years	2 Months
46		12			20410701	0.00	0.00	0.00				Full	2 years	2 Months
47		28			20410701	44,582.00						Full	2 years	1 Month
48		18			20410901	13,333.00						Full	2 years	2 Months
49		7	8	50000	20411101	11,065.00			5,264.00			Full	2 years	2 Months
50		3.8	4.7		20410401	9,625.00			7,800.00			Full	2 years	1 Month
51		16	15		20410501	14,475.00			6,204.00			Full	2 years	1 Month
52		14	2	0	20410801	25,084.00	16,667.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
53		4			20411001	12,881.00	23,129.00					Full	2 years	1 Month
54		3	12		20410701	13,750.00	0.00	0.00	11,250.00	0.00	0.00	Full	2 years	2 Months
55		14	28		20410901	11,730.00			20,583.00			Full	2 years	2 Months
56		9	2		20411001							Full	2 years	2 Months
57		15	16		20410601	18,333.00	7,291.00					Full	2 years	2 Months
58		0			20401201							Full	2 years	2 Months
59		31		1000000	20260201	60,689.00						Full	2 years	1 Month
60		5	6		20411001				20,833.00			Full	2 years	2 Months
61		0			20401201							Full	2 years	1 Month
62		24		60000	20410401	16,667.00	29,737.00	0.00				Full	2 years	2 Months
63		24	29		20411001				4,435.00			Full	2 years	1 Month
64		25	30		20260101	20,458.00			6,517.00			Full	2 years	1 Month
65		26	26		20410801				62,500.00			Full	2 years	2 Months
66		10		129000	20411101	25,000.00						Full	2 years	2 Months
67		36			20410801	16,667.00	11,250.00					Full	2 years	2 Months
68		12.5	2		20410701	35,420.00			15,208.00			Full	2 years	2 Months
69		28	25	240000	20260101							Full	2 years	2 Months
70		16			20260101							Full	2 years	1 Month
71		33	19		20410901	26,333.00			12,882.00			Full	2 years	2 Months
72		2	35		20411001				41,917.00			Full	2 years	2 Months
73		18			20260301	64,111.00						Full	2 years	2 Months
74		12			20260201							Full	2 years	1 Month
75		25			20411001	35,869.00						Full	2 years	2 Months
76		20			20260301	54,728.00						Full	2 years	2 Months
77		20			20260301	85,125.00						Full	2 years	1 Month
78		12	11		20410701	16,309.00	3,958.00	0.00	11,250.00	0.00	0.00	Full	2 years	2 Months
79		27	25		20410501	0.00			62,500.00	157,153.00		Full	2 years	1 Month
80		30	19		20401001	21,462.00			6,067.00			Full	2 years	1 Month
81		27	1		20260601	26,642.00			14,166.00			Full	2 years	2 Months
82		13	8	250000	20411001	16,667.00			10,096.00			Full	2 years	2 Months
83		36			20410501	17,083.00	22,336.00					Full	2 years	1 Month
84		21	4	500000	20410701	45,701.00						Full	2 years	1 Month
85		11	11	350000	20410801	10,417.00		12,500.00	18,333.00	4,167.00		Full	2 years	2 Months
86		25			20410801	38,270.00						Full	2 years	2 Months
87		15	11		20411101				4,000.00			Full	2 years	2 Months
88		17			20411101							Full	2 years	2 Months
89		21	25		20411101				7,000.00			Full	2 years	2 Months
90		12		2000000	20410301	216,951.00						Full	2 years	1 Month
91		32			20410401	6,500.00	27,500.00					Full	2 years	1 Month
92		23		500000	20410701	27,467.00						Full	2 years	1 Month
93		7	27	97841	20411001	16,650.00			20,165.00			Full	2 years	2 Months
94		6	6		20411001	20,833.00			20,833.00			Full	2 years	2 Months
95		20			20410801	15,078.00						Full	2 years	2 Months
96		13	15		20410901	20,833.00			9,875.00			Full	2 years	2 Months
97		26	34		20411101				62,500.00	109,351.00		Full	2 years	2 Months
98		18		150000	20260101	69,241.00						Full	2 years	1 Month
99		30			20260201	580.00						Full	2 years	2 Months
100		6			20410601	16,667.00	10,288.00					Full	2 years	1 Month
101		20			20410601	31,250.00	48,578.00					Full	2 years	1 Month
102		10			20260301							Full	2 years	1 Month
103		14		600000	20260401							Full	2 years	2 Months
104		9		82500	20411001	17,599.00						Full	2 years	2 Months
105		4	3		20411001	22,525.00			20,833.00			Full	2 years	2 Months
106		22			20260501							Full	2 years	2 Months
107		20	20		20260101				17,500.00			Full	2 years	1 Month
108		15	15	88919	20410901	9,583.00		5,743.00				Full	2 years	2 Months
109		20			20411001	24,920.00						Full	2 years	2 Months
110		15	4	475000	20411001	51,273.00			0.00			Full	2 years	2 Months
111		35			20411001							Full	2 years	2 Months
112		15		1000000	20401201	100,000.00						Full	2 years	1 Month
113		23			20410801	21,083.00	0.00	0.00				Full	2 years	2 Months
114		20			20410601	19,000.00						Full	2 years	1 Month
115		14	5		20410701	16,667.00	12,373.00		17,500.00			Full	2 years	1 Month
116		10			20260401	4,167.00	26,666.67					Full	2 years	1 Month
117		11.9			20410801	39,583.00						Full	2 years	1 Month
118		15	15		20410501	21,703.00			2,083.00			Full	2 years	1 Month
119		20			20411101							Full	2 years	2 Months
120		10	2	100000	20411001	14,083.00	3,825.00		13,666.00	833.00		Full	2 years	2 Months
121		19	11	400000	20260301	89,036.00						Full	2 years	2 Months
122		25	24		20411001	16,667.00			4,167.00			Full	2 years	2 Months
123		19		800000	20401001	191,847.00						Full	2 years	1 Month
124		7	16	182500	20410501	21,666.00	0.00	0.00	6,635.00	0.00	0.00	Full	2 years	2 Months
125		20		229827.5	20411101	15,833.00	7,916.00					Full	2 years	2 Months
126		23	35		20401001	24,965.00						Full	2 years	2 Months
127		43	30		20410801				100.00			Full	2 years	2 Months
128		24			20411001	31,538.00						Full	2 years	2 Months
129		12			20410901	62,425.00	0.00	0.00				Full	2 years	2 Months
130		18			20411001	12,000.00		7,308.00				Full	2 years	2 Months
131		17			20411101	15,000.00						Full	2 years	2 Months
132		30			20410801	25,237.00	8,946.00					Full	2 years	1 Month
133		19		500000	20260101							Full	2 years	2 Months
134		25			20260201	227,397.00						Full	2 years	1 Month
135		13			20260201	16,666.00						Full	2 years	1 Month
136		30			20260401	255,290.00						Full	2 years	1 Month
137		4	4		20410701	0.00	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
138		35	35		20411001							Full	2 years	2 Months
139		16	9		20410501	56,990.00			10,136.00			Full	2 years	1 Month
140		26	26		20410201	16,667.00			13,750.00			Full	2 years	1 Month
141		17	16		20260301							Full	2 years	2 Months
142		20			20260201	3,818.00						Full	2 years	2 Months
143		10			20411001							Full	2 years	2 Months
144		11.7			20401001	20,833.00	12,520.00					Full	2 years	1 Month
145		12	8		20410701	33,333.00	0.00	0.00	20,833.00	0.00	0.00	Full	2 years	2 Months
146		35			20260101							Full	2 years	2 Months
147		30	27	200000	20410701	108,110.00			2,545.00			Full	2 years	2 Months
148		12			20410301	12,309.00						Full	2 years	1 Month
149		20	10		20411001	16,667.00	18,542.00		8,583.00	2,722.00		Full	2 years	2 Months
150		30		500000	20260601	47,917.00	212,500.00					Full	2 years	2 Months
151		22			20410801	91,666.00						Full	2 years	2 Months
152		20		656250	20401001	90,000.00						Full	2 years	1 Month
153		33			20410501	41,641.00						Full	2 years	2 Months
154		23	6		20411101	14,303.00						Full	2 years	2 Months
155		40			20260101							Full	2 years	2 Months
156		6			20260101	16,667.00						Full	2 years	2 Months
157		23			20410701							Full	2 years	1 Month
158		15		500000	20410201	16,667.00	48,958.00					Full	2 years	1 Month
159		20			20411101	98,716.00						Full	2 years	2 Months
160		18	18		20411101	33,333.00	33,124.00		30,449.00	4,542.00		Full	2 years	2 Months
161		10			20410601	492,222.00						Full	2 years	1 Month
162		32			20391101	220,514.00						Full	2 years	1 Month
163		20			20251201							Full	2 years	2 Months
164		24	25	500000	20411001	102,882.00	29,604.00		8,464.00			Full	2 years	2 Months
165		21	11		20411001	55,830.00			0.00			Full	2 years	1 Month
166		17			20410901	43,602.00						Full	2 years	2 Months
167		32	32		20411101				14,583.00			Full	2 years	1 Month
168		20	17		20411001	19,269.00						Full	2 years	2 Months
169		8			20411001	16,667.00	5,000.00					Full	2 years	2 Months
170		14	18		20411101	16,693.00			8,618.00			Full	2 years	2 Months
171		25	27		20411101	7,000.00			7,344.00		3,495.00	Full	2 years	2 Months
172		10		100000	20411201	41,667.00						Full	2 years	2 Months
173		13	3	100000	20410901	16,667.00	39,583.00					Full	2 years	2 Months
174		8	15		20410901	19,471.00			18,333.00	3,282.00		Full	2 years	2 Months
175		25			20410701							Full	2 years	2 Months
176		7			20410801	46,042.00						Full	2 years	2 Months
177		36			20410901	25,000.00	112,045.00					Full	2 years	2 Months
178		8			20410901	24,173.00						Full	2 years	2 Months
179		23			20411001	216,541.00						Full	2 years	2 Months
180		14		100000	20411001							Full	2 years	2 Months
181		15			20410901	29,167.00						Full	2 years	2 Months
182		10			20410901							Full	2 years	2 Months
183		10			20410901	48,677.00						Full	2 years	2 Months
184		7	10		20410901	26,330.00			7,500.00			Full	2 years	2 Months
185		9			20411001	36,015.00						Full	2 years	2 Months
186		14			20410901	21,770.00	15,000.00					Full	2 years	1 Month
187		33			20411001				4,059.00			Full	2 years	2 Months
188		19		485000	20411101							Full	2 years	2 Months
189		21			20411001	12,500.00						Full	2 years	2 Months
190		13			20411001	20,385.00						Full	2 years	2 Months
191		43		100000	20411001	16,000.00						Full	2 years	2 Months
192		17			20410701							Full	2 years	2 Months
193		2		475000	20410701	10,417.00	25,834.00					Full	2 years	1 Month
194		12	4		20410701	31,250.00						Full	2 years	2 Months
195		15		100000	20410701	2,083.00		20,333.00				Full	2 years	2 Months
196		19	20		20410901	16,666.67			15,416.66			Full	2 years	2 Months
197		26	36		20410901	41,666.67			9,583.34			Full	2 years	2 Months
198		40		250000	20410901	1,000.00						Full	2 years	1 Month
199		27	10		20411101	66,666.67						Full	2 years	2 Months
200		17		250000	20410901	76,097.00						Full	2 years	2 Months
201		20			20410901	12,500.00						Full	2 years	1 Month
202		14			20411001	8,544.00						Full	2 years	1 Month
203		30			20411101	12,779.42						Full	2 years	2 Months
204		30	30		20410901	41,666.68			19,614.52			Full	2 years	2 Months
205		17			20411001	20,833.34	47,140.28					Full	2 years	2 Months
206		14	10		20411001	25,000.00			24,167.00			Full	2 years	1 Month
207		20		565000	20411001	57,249.00						Full	2 years	2 Months
208		18	7		20411001	33,333.00			2,500.00			Full	2 years	2 Months
209		41	26	150000	20411101	18,276.90	4,702.58					Full	2 years	2 Months

Loan Number	Redwood Loan Number	DD Loan Number
7116767018	2000000027	600119300
22-462910-1	3000000262	600131437
22-463008-3	3000000283	600132623
22-462990-3	3000000288	600132694
22-464097-5	3000000348	600135657
22-464063-7	3000000385	600137326
22-464627-9	3000000435	600138718
7118457022	2000000343	600145303
22-465060-2	3000000449	600145933
22-467514-6	3000000463	600147089
22-466744-0	3000000466	600147090
22-467563-3	3000000468	600147103
22-464586-7	3000000480	600149571
22-455619-7	841000001	600151591
7119654767	2000000473	600152229
22-468033-6	3000000501	600152540
22-469026-9	3000000508	600153553
22-114222-3	3000000562	600153559
22-469217-4	3000000526	600153743
22-114166-2	856000001	600153745
22-469207-5	3000000529	600153771
22-469378-4	3000000552	600153773
22-114221-5	3000000551	600153865
22-468338-9	3000000531	600154267
22-468554-1	3000000557	600154268
7120359166	2000000504	600254724
22-469668-8	3000000613	600254752
2027601803	1050000663	600254765
2131700638	1050000773	600254766
3006612518	1050000809	600254767
7120816173	2000000641	600255648
2083600913	1050000790	600256922
12-466802-6	868000029	600256932
12-468233-2	868000025	600256933
12-469810-6	868000013	600256934
12-465265-7	868000027	600256935
12-467534-4	868000030	600256936
12-465953-8	868000035	600256937
12-465358-0	868000016	600256938
12-466268-0	868000012	600256939
12-467762-1	868000014	600256940
12-464298-9	868000034	600256941
12-470021-7	868000031	600256944
12-465028-9	868000003	600256945
12-466422-3	868000011	600256946
22-469782-7	3000000651	600257274
22-469969-0	3000000640	600257359
22-469894-0	3000000673	600257361
2027601961	1050000786	600257399
22-470155-3	3000000668	600257430
22-470308-8	3000000718	600257433
22-470334-4	3000000726	600258499
12-463921-7	869000001	600259099
12-465545-2	869000006	600259100
12-466142-7	869000008	600259101
12-467476-8	869000010	600259102
22-470436-7	3000000779	600259171
22-468197-9	3000000795	600259803
22-469869-2	3000000802	600259804
2153601079	1050000781	600259809
20631100115	1050000821	600259810
3006612846	1050000861	600259811
2198600319	1050000888	600259812
7120289157	2000000581	600259820
7120918300	2000000678	600259823
7121082353	2000000806	600259826
7120766279	2000000675	600259890
7120605030	2000000834	600259892
2051601528	1050000892	600259904
2135601691	1050000900	600259905
22-470302-1	3000000720	600259927
22-470038-1	3000000845	600259929
22-470852-5	3000000846	600260164
12-465498-4	882000002	600260170
12-465549-4	882000003	600260171
2073603307	1050000808	600260334
22-470853-3	3000000847	600260364
2001708071	1050000810	600260369
222782	1000000886	600260447
2003602264	1050000836	600261156
2141600122	1050000911	600261158
2073603486	1050000903	600261325
7000603545	1050000940	600261326
2244701095	1050000947	600261327
2001707282	1050000882	600262314
2001707491	1050000893	600262315
7120686444	2000000804	600262678
7121251800	2000000874	600262679
1075123	1300000942	600262686
2198600334	1050000904	600262875
225304	1000000897	600263028
225746	1000000964	600263029
2027602080	1050000941	600263073
5040351321	2000000627	600263174
5040350877	2000000654	600263175
7121006428	2000000817	600263176
7120768283	2000000867	600263180
7121571579	2000000912	600263182
7120681791	2000000956	600263183
2135601557	1050001057	600263184
12-470023-3	3000000851	600263185
12-469559-9	3000000913	600263186
3721600135	1050001011	600263203
12-471694-0	3000000920	600263204
2123700490	1050000924	600263298
2198600346	1050000905	600263314
2088700361	1050000970	600263315
3612601111	1050001001	600263316
2088700451	1050001044	600263317
2027602115	1050001036	600263328
225401	1000000969	600263717
22-114256-1	3000000936	600263718
2027602067	1050000922	600263731
3726600027	1050001026	600264081
2036605744	1050000977	600264901
3624700942	1050001035	600264902
3092605524	1050001070	600264903
226182	1000000926	600264904
7119965072	2000000875	600264906
7121085000	2000000918	600264922
7121754175	2000000958	600264923
2028606980	1050000992	600264924
3627601196	1050001004	600264925
2036605817	1050000967	600264927
3650602060	1050000982	600264928
2001708537	1050000994	600264935
2051601611	1050000986	600264937
3602601382	1050000989	600264938
3006613221	1050001007	600264939
2001708593	1050001058	600264940
223089	1000001043	600265106
1042394	1300000953	600265107
1077215	1300000980	600265108
2168600339	1050001065	600265186
3726600244	1050001169	600265187
1073668	1300000978	600266249
225955	1000001033	600266303
201316	1000001034	600266304
7121666429	2000000968	600266324
7121902899	2000000984	600266325
7121903640	2000000985	600266326
7121723493	2000000990	600266327
7121909985	2000001013	600266328
2204600190	1050000975	600266583
2161601739	1050001101	600266584
12-472676-6	3000001003	600266585
2027602053	1050000944	600266838
1083602358	1050001023	600266839
2253600055	1050001045	600266840
6005600186	1050001249	600266842
2125602741	1050001099	600266843
12-473036-2	3000001030	600266852
12-473037-0	3000001031	600266853
12-470428-4	3000001124	600266854
2238600275	1050000963	600266855
20171100351	1050001040	600266856
2027602127	1050001086	600266857
2238600305	1050001100	600266858
3670600488	1050001111	600266859
6014600293	1050001157	600266860
3707602678	1050001067	600267299
3602601402	1050001098	600267300
2154601123	1050001110	600267301
3726600119	1050001167	600267302
2036605864	1050001019	600267837
2027602116	1050001066	600267838
3726600200	1050001168	600267839
2198600379	1050001194	600267840
12-473133-7	3000001053	600267841
12-473070-1	3000001060	600267842
12-473229-3	3000001062	600267843
12-467840-5	3000001130	600267844
12-469097-0	3000001131	600267845
12-470377-3	3000001132	600267846
12-470769-1	3000001133	600267847
12-470908-5	3000001135	600267849
12-470975-4	3000001136	600267850
12-471292-3	3000001137	600267851
12-471308-7	3000001138	600267852
12-471508-2	3000001139	600267853
12-471662-7	3000001140	600267854
12-471696-5	3000001141	600267855
12-471764-1	3000001142	600267856
12-472005-8	3000001143	600267857
12-472143-7	3000001144	600267858
22-472359-9	3000001146	600267859
2028607129	1050001087	600267873
2273600002	1050001090	600267874
12-472298-9	3000001072	600267912
12-473194-9	3000001073	600267913
12-473134-5	3000001038	600268949
12-473145-1	3000001082	600268951
12-473457-0	3000001097	600268952
2177600280	1050001063	600269262
2154601108	1050001094	600269263
3726600150	1050001128	600269265
3705600434	1050001195	600269267
7120850032	2000000792	600269287
7121668326	2000000993	600269288
7121966142	2000001014	600269289
7121753466	2000001022	600269290
7120524207	2000001096	600269291
7121575273	2000001108	600269292
7121919133	2000001162	600269293
12-472243-5	3000001145	600269294
2097600762	1050001010	600269320
3602601390	1050001079	600269321
2248600040	1050001112	600271908
3006613329	1050001118	600271909
22-473628-6	3000001116	600271910
12-471695-7	3000001348	600271911
12-471420-0	3000001349	600271912
1076716	1300001077	600273390
1076082	1300001181	600273391
1077462	1300001182	600273392
12-473518-9	3000001105	600273415
5050454775	2000000948	600274056
7121336809	2000000983	600274057
7121832930	2000001041	600274058
7122307155	2000001184	600274059
001082241	1300001270	600274213
7122239028	2000001152	600274214
7122256725	2000001183	600274215
7121722271	2000000991	600274216
3052602876	1050001187	600274218
12-473276-4	3000001176	600274219
12-473927-2	3000001177	600274220
3651604471	1050001222	600274999
2046605421	1050001275	600275000
20631100547	1050001307	600275001
6005600286	1050001338	600275002
7121657733	2000001075	600275003
12-474046-0	3000001236	600275005
12-114255-3	3000001677	600275006
12-465477-8	909000126	600275153
12-460880-8	909000134	600275154
12-466127-8	909000135	600275155
2210600429	1050001089	600275166
12-474206-0	3000001243	600275167
12-473983-5	3000001342	600275168
2105600365	1050001571	600275921
7121753607	2000000972	600275922
7122334985	2000001267	600275923
7122451052	2000001515	600275924
3706601428	1050001758	600276858
12-474188-0	3000001238	600276859
7121674803	2000001403	600276860
7122076396	2000001088	600277197
12-473362-2	3000001197	600277199
12-474281-3	3000001214	600277200
12-473732-6	3000001347	600277201
3643602404	1050001155	600277202
001070685	1300001012	600277203
001080934	1300001174	600277204
20321100005	1050001115	600277259
2039604549	1050001189	600277261
12-474234-2	3000001213	600277263
12-474538-6	3000001276	600277264
12-473776-3	3000001289	600277265
12-474536-0	3000001345	600277266
7122331841	2000001190	600277267
7122356434	2000001271	600277268
6014600088	1050001092	600277278
2218601128	1050001227	600277280
2198600438	1050001274	600277281
22-462687-5	814000005	600277282
22-463392-1	814000006	600277283
12-465022-2	868000001	600277284
12-466794-5	868000002	600277285
12-466540-2	868000004	600277286
12-466115-3	868000006	600277287
12-466311-8	868000007	600277288
12-466681-4	868000008	600277289
12-465277-2	868000009	600277290
12-465945-4	868000010	600277291
12-469251-3	868000015	600277292
12-465189-9	868000017	600277293
12-470449-0	868000018	600277294
12-465950-4	868000019	600277295
12-465680-7	868000020	600277296
12-468883-4	868000021	600277297
12-465802-7	868000022	600277298
12-466809-1	868000023	600277299
12-467125-1	868000024	600277300
12-468482-5	868000026	600277301
12-466745-7	868000028	600277302
12-465834-0	868000032	600277303
12-470164-5	868000033	600277304
12-465114-7	869000004	600277306
12-465290-5	869000005	600277307
12-465777-1	869000007	600277308
12-466146-8	869000009	600277309
12-468707-5	869000011	600277310
12-473040-4	3000001016	600277327
12-473069-3	3000001231	600277328
12-474309-2	3000001240	600277329
2030601875	1050001256	600277332
6008684	1650001624	600277333
3052602909	1050001340	600277452
001080213	1300001120	600277619
12-474396-9	3000001248	600277620
12-474615-2	3000001304	600277621
12-474625-1	3000001305	600277622
12-474793-7	3000001326	600277623
12-474356-3	3000001344	600277624
12-474454-6	3000001355	600277625
12-472651-9	3000001160	600277745
12-470920-0	3000001334	600277746
2108600297	1050001284	600278836
6005600235	1050001621	600278838
001081295	1300001221	600278839
001082302	1300001380	600278841
001081489	1300001314	600278842
212044	1000001574	600279167
3602601352	1050001117	600279168
6005600275	1050001253	600279169
12-474927-1	3000001357	600279194
2027602195	1050001777	600279195
2154601170	1050001229	600279196
224051	1000001642	600279199
7120444828	2000001588	600279200
21871100062	1050001254	600279333
3602601464	1050001433	600279335
12-474100-5	3000001346	600279336
12-474767-1	3000001356	600279337
7122405942	2000001299	600279339
2051601642	1050001512	600280458
2001708341	1050001179	600280460
12-473903-3	3000001255	600280494
12-474999-0	3000001367	600280495
6010270	1650001511	600280496
12-473930-6	3000001233	600280931
12-474252-4	3000001239	600280932
12-474783-8	3000001325	600281543
12-474762-2	3000001405	600281544
12-475316-6	3000001507	600281545
22-114276-9	3000001278	600282102
12-475084-0	3000001408	600282103
12-475126-9	3000001454	600282104
21491100132	1050001317	600282789
7122627289	2000001568	600282791
12-475079-0	3000001407	600282792
12-475220-0	3000001455	600282793
12-475255-6	3000001464	600282794
12-475267-1	3000001465	600282795
12-473750-8	3000001418	600282796
001080666	1300001516	600282797
001081407	1300001211	600283120
001085417	1300001580	600283121
12-475097-2	3000001578	600283122
6010180	1650001458	600284125
231027	1000001250	600284520
2058601997	1050001815	600284526
12-472155-1	3000001595	600284527
12-474022-1	3000001235	600284528
12-472777-2	3000002004	600285029
5040436072	2000001351	600285216
7122705481	2000001610	600285217
7122969368	2000001788	600285218
231043	1000001251	600285219
7122780740	2000001611	600285524
7122619625	2000001439	600286773
001078858	1300001283	600286774
12-474638-4	3000001627	600287923
8000383	1650001762	600288023
2045701120	1050001750	600288086
12-475406-5	3000001643	600289593
12-475004-8	3000001655	600289867
22-471347-5	978000001	600295295
22-470986-1	978000002	600295296
22-470751-9	978000003	600295297
22-471274-1	978000005	600295299
22-471474-7	978000009	600295303
22-473895-1	978000012	600295306
22-474402-5	978000014	600295308
22-472531-3	978000017	600295311
22-473538-7	978000018	600295312
22-474143-5	978000024	600295318
22-473670-8	978000027	600295321
22-473623-7	978000030	600295324
22-473889-4	978000031	600295325
22-473945-4	978000033	600295327
22-474353-0	978000034	600295328
22-472722-8	978000035	600295329
22-474077-5	978000036	600295330
22-474750-7	978000037	600295331
22-472504-0	978000039	600295333
22-473084-2	978000040	600295334
22-473598-1	978000042	600295336
22-473019-8	978000043	600295337
22-471526-4	978000046	600295340
22-473594-0	978000047	600295341
22-472802-8	978000048	600295342
22-472513-1	978000049	600295343
22-471784-9	978000050	600295344
22-470404-5	978000051	600295345
22-468312-4	978000053	600295347
22-472911-7	978000054	600295348
22-473860-5	978000055	600295349
22-473556-9	978000058	600295352
22-471999-3	978000059	600295353
22-472313-6	978000061	600295355
22-473141-0	978000063	600295357
22-473230-1	978000065	600295359
22-471634-6	978000082	600295376
503279849	1150001401	Clayton. No loanid
503294792	1150001498	Clayton. No loanid
503260869	1150001373	Clayton. No loanid
503281720	1150001400	Clayton. No loanid
503266350	1150001395	Clayton. No loanid
503283192	1150001371	Clayton. No loanid
503278341	1150001970	Clayton. No loanid
503275972	1150001597	Clayton. No loanid
503272061	1150001383	Clayton. No loanid
503260793	1150001399	Clayton. No loanid
503273065	1150001384	Clayton. No loanid
503234706	1150001372	Clayton. No loanid
503335768	1150001855	Clayton. No loanid
503280657	1150001417	Clayton. No loanid
503276011	1150001374	Clayton. No loanid
503285149	1150001527	Clayton. No loanid
503278520	1150001375	Clayton. No loanid
503257737	1150001378	Clayton. No loanid
503273469	1150001385	Clayton. No loanid
503273037	1150001556	Clayton. No loanid
2011000462	1400001469	Clayton. No loanid
503259752	1150001402	Clayton. No loanid
2011000933	1400001741	Clayton. No loanid
503299399	1150001503	Clayton. No loanid
503273456	1150001387	Clayton. No loanid
503255085	1150001398	Clayton. No loanid
503272937	1150001397	Clayton. No loanid
503251726	1150001694	Clayton. No loanid
503256518	1150001376	Clayton. No loanid
503279494	1150001537	Clayton. No loanid
503279768	1150001632	Clayton. No loanid
503302762	1150001481	Clayton. No loanid
503281800	1150001411	Clayton. No loanid
503253990	1150001517	Clayton. No loanid
503272246	1150001899	Clayton. No loanid
503326005	1150001755	Clayton. No loanid
2011001782	1400001850	Clayton. No loanid
503339764	1150001888	Clayton. No loanid
503325948	1150001768	Clayton. No loanid
503301258	1150001486	Clayton. No loanid
503254794	1150001681	Clayton. No loanid

MERSID	Organization
1002338	First Republic
1000536	Prime Lending
1000938	Select Portfolio Servicing
1000200	PHH
1006404	Wells Fargo
1000104	SunTrust Mortgage, Inc.
1001863	Sterling Savings Bank
1000383	Cenlar FSB
1008498	Flagstar Bank, F.S.B.
1000522	Franklin American Mortgage
1000312	Wintrust Mortgage A Division of Barrington Bank & Trust Co
1003970	GuardHill Financial Corp.
1008808	Cole Taylor Bank

ASF RMBS DISCLOSURE PACKAGE

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level
A code indicating the extent to which the borrower’s income has been verified:
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)
Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification
A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ATTACHMENT 2

SALE AND SERVICING AGREEMENT

See Exhibit 10.3 to Form 8-K filed by the Issuing Entity on January 26, 2012

EXHIBIT D-3

INITIAL AUTHORIZED REPRESENTATIVES OF THE SERVICER

Name	Title	Specimen Signature
__________________________________	__________________________________	__________________________________
__________________________________	__________________________________	__________________________________
__________________________________	__________________________________	__________________________________
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EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, N.A.	Date: _______________
751 Kasota Avenue
Minneapolis, MN 55414
Attn: WFDC Release Department.

Re:
Custodial Agreement, dated as of January 1, 2012, among U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Custodian, Sequoia Residential Funding, Inc., as Depositor, and Redwood Residential Acquisition Corporation, as Seller

In connection with the administration of the Mortgage Loans held by you as Custodian for the Trustee pursuant to the above-captioned Custodial Agreement, we request the release of the Custodian’s Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number: ______________________	Investor Number: _________________

Mortgagor Name, Address & Zip Code:	Pool Number:

Reason for Requesting Documents (check one):

_______ 1. Mortgage Paid in Full

_______ 2. Foreclosure

_______ 3.  Substitution

_______  4. Other Liquidation

_______ 5. Non-liquidation	Reason:__________________

For CMI Use Only:_____________

By:____________________________________________
 (Authorized Signature)

Printed Name ____________________________________

Servicer Name:____________________________________

Ship To Address: _________________________________

__________________________________

Phone:	__________________________________

Custodian

Please acknowledge the execution of the above request by your signature and date below:

Date
Signature

Documents returned to Custodian:

Date
Custodian